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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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UFP TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UFP TECHNOLOGIES, INC.
172 EAST MAIN STREET
GEORGETOWN, MASSACHUSETTS 01833-2107 USA

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
of
UFP TECHNOLOGIES, INC.

To Be Held on June 4, 2008

        The Annual Meeting of Stockholders of UFP Technologies, Inc. (the "Company") will be held on June 4, 2008 at 10:00 a.m., local time, at the Sheraton Ferncroft, 50 Ferncroft Road, Danvers, Massachusetts 01923, for the following purposes:

  1.
  To elect three Class III directors to serve until the 2011 Annual Meeting of Stockholders and until their successors are duly elected.

  2.
  To increase the number of shares of common stock issuable under the Company's 1998 Director Stock Option Incentive Plan.

  3.
  To consider and act upon a proposal to amend the Company's 2003 Incentive Plan.

  4.
  To consider and act upon any matters incidental to the foregoing purposes and any other matters that may properly come before the Meeting or any adjourned session thereof.

        The Board of Directors has fixed April 18, 2008 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting.

        You are cordially invited to attend the Meeting.

By Order of the Board of Directors
RICHARD L. BAILLY, Secretary

Boston, Massachusetts
May 5, 2008

YOUR VOTE IS IMPORTANT

        YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ACCOMPANYING ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

        IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE COMPANY'S ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2008: This Proxy Statement, the Company's Annual Report for the fiscal year ended December 31, 2007 and the Proxy Card are available at the Company's website, www.ufpt.com.

UFP TECHNOLOGIES, INC.
172 EAST MAIN STREET
GEORGETOWN, MASSACHUSETTS 01833-2107 USA

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 4, 2008

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of UFP Technologies, Inc., a Delaware Corporation (the "Company") with its principal executive offices at 172 East Main Street, Georgetown, Massachusetts 01833, for use at the Annual Meeting of Stockholders to be held on June 4, 2008, and at any adjournment or adjournments thereof (the "Meeting"). The enclosed proxy relating to the Meeting is solicited on behalf of the Board of Directors of the Company and the cost of such solicitation will be borne by the Company. It is expected that this proxy statement and the accompanying proxy will be mailed to stockholders on or about May 5, 2008. Certain of the officers and regular employees of the Company may solicit proxies by correspondence, telephone or in person, without extra compensation. The Company may also pay to banks, brokers, nominees and certain other fiduciaries their reasonable expenses incurred in forwarding proxy material to the beneficial owners of securities held by them.

        Only stockholders of record at the close of business on April 18, 2008 will be entitled to receive notice of, and to vote at, the Meeting. As of that date, there were outstanding and entitled to vote 5,505,278 shares of Common Stock, $.01 par value (the "Common Stock"), of the Company. Each such stockholder is entitled to one vote for each share of Common Stock so held and may vote such shares either in person or by proxy.

        The enclosed proxy, if executed and returned, will be voted as directed on the proxy or, in the absence of such direction, in favor of(i) the election of the nominees as directors (ii) the amendment of the 1998 Director Stock Option Incentive Plan as described herein and (iii) the amendment of the 2003 Incentive Plan as described herein. If any other matters shall properly come before the Meeting, the enclosed proxy will be voted by the proxies in accordance with their best judgment. The proxy may be revoked at any time prior to exercise by filing with the Secretary of the Company a written revocation, by executing a proxy with a later date, or by attending and voting at the Meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        At the Meeting, three Class III directors are to be elected to serve until the 2011 Annual Meeting of Stockholders and until their successors have been elected and qualified.

        The Company's Certificate of Incorporation, as amended, and Bylaws provide that the Board of Directors shall be divided into three classes. At each Annual Meeting of Stockholders, the directors elected to succeed those whose terms expire shall be identified as being the same class as the directors they succeed and shall be elected to hold office for a term to expire at the third Annual Meeting of Stockholders after this election, and until their respective successors are duly elected and qualified, unless an adjustment in the term to which an individual director shall be elected is made because of a change in the number of directors.

        The Company currently has three Class I directors, two Class II directors, and three Class III directors. The terms of the Class III directors, Richard L. Bailly, Michael J. Ross and David K. Stevenson, expire at the Meeting. Mr. Ross has chosen not to stand for re-election and the Board of Directors has nominated Mr. Robert W. Pierce, Jr. to fill the Class III vacant spot. Mr. Pierce's nomination was recommended by an independent Director. Each of Messrs. Bailly, Stevenson and

Pierce are being nominated for election as Class III directors, to hold office until the 2011 Annual Meeting of Stockholders and until their successors have been elected and qualified.

        It is the intention of the persons named as proxies to vote for the election of the nominees. In the unanticipated event that any such nominee should be unable to serve, the persons named as proxies will vote the proxy for such substitutes, if any, as the present Board of Directors may designate. The nominees have not been nominated pursuant to any arrangement or understanding with any person.

        The following table sets forth certain information with respect to the nominees and each of the directors whose term extends beyond this Meeting, including the year in which the nominees' terms would expire, if elected. When used below, positions held with the Company include positions held with the Company's predecessors and subsidiaries:

Name	Age	Position	Director Since	Year Term Expires If Elected/Class
R. Jeffrey Bailly	46	President, Chief Executive Officer and Chairman of the Board of Directors	1995	2009, Class I
Richard L. Bailly	73	Secretary and Director	1963	2011, Class III
Kenneth L. Gestal	59	Director	1996	2010, Class II
David B. Gould*	54	Director	2003	2009, Class I
Thomas W. Oberdorf*,†	50	Director	2004	2010, Class II
Marc Kozin††	46	Director	2006	2009, Class I
David K. Stevenson**,†	65	Director	2007	2011, Class III
Robert W. Pierce, Jr.	54	Director	—	2011, Class III

*
Member of the Audit Committee

**
Chairman of the Audit Committee

†
Member of the Compensation Committee

††
Chairman of the Compensation Committee

        Mr. R. Jeffrey Bailly has served as Chairman of the Company since October 2006 and as Chief Executive Officer, President, and a director since January 1, 1995. He joined the Company in 1988 and served as a Division Manager (1989-1992), General Manager Northeast Operations (1992-1994), and as its Vice President of Operations (1994-1995). From 1984 through 1988, Mr. Bailly, a certified public accountant, was employed by Coopers & Lybrand. Mr. Bailly is a member of Young Presidents' Organization and an officer of its New England Chapter.

        Mr. Richard L. Bailly, a cofounder of the Company, has served as a director of the Company since its organization in 1963. Mr. Bailly served as the Executive Vice President of the Company from 1963 until his retirement on June 1, 1999. Mr. Bailly is the author of many of the Company's patents, including patents covering the forming and lamination of foam plastics, packaging, conversion technology and moisture transmission. Mr. Bailly is the father of R. Jeffrey Bailly, the Chairman, Chief Executive Officer, and President of the Company.

        Mr. Gestal has served as a director of the Company since 1996. In June 2007, Mr. Gestal rejoined Decision Capital, L.P. as president and managing partner; Decision Capital is an alternative investment money management group, which Mr. Gestal had served previously as chief executive officer from 1998 through July 2005. From August 2005 through June 2007, Mr. Gestal served as Chief Operating Officer of Tricordia, LLC, an institutional marketing company. From November 1997 through December 1998, Mr. Gestal served as president of the Alternative Asset Management Group at Swiss Bank Corporation. Prior to that, Mr. Gestal was chairman of Institutional Global Finance Corp., a money management firm, from 1996 through October 1997. From 1991 to 1995, Mr. Gestal served Swiss Bank Corporation, a securities firm, first as president of SBCI Futures, then as president of SBC Government Securities Inc. and as a director of both firms. Prior to joining Swiss Bank Corporation, Mr. Gestal served as the president of Sanwa-BGK, a securities firm, and as chairman of its futures operations. Mr. Gestal is the brother-in-law of R. Jeffrey Bailly, the Chairman, Chief Executive Officer, and President of the Company.

        Mr. Gould has served as a director of the Company since 2003. Mr. Gould has been president of Westfield Inc., an industrial real estate development company, since June 1999. Prior to that Mr. Gould was president and chief executive officer of Wood Structures, Inc., a manufacturer of structural building components for the construction industry from May 1991 through June 1999. Mr. Gould is an active member on numerous businesses' boards of advisors and directors as well as a member of several community organizations.

        Mr. Kozin has served as a director of the Company since 2006. Mr. Kozin has been President of the North American practice of L.E.K. Consulting since January 1997; he has served L.E.K. Consulting in various capacities since July 1987. Mr. Kozin has been on the Board of Directors of CrunchTime! Information Systems, Inc., an information systems company serving the restaurant and food service industry, since December 2002. Previously, Mr. Kozin served on the Board of Directors of Brandwise, Inc. from December 2002 to December 2005, Lynx Therapeutics, Inc. from July 2002 to March 2005, and Assurance Medical, Inc. from October 1999 to July 2001.

        Mr. Oberdorf has served as a director of the Company since 2004. Since June 2006, Mr. Oberdorf has been Senior Vice President, Chief Financial Officer and Treasurer of Getty Images Inc., the world's leading creator and distributor of still imagery, footage and multi-media products, as well as a recognized provider of other forms of premium digital content, including music. From March 2002 through June 2006, Mr. Oberdorf was Senior Vice President, Chief Financial Officer and Treasurer of CMGI, Inc., a supply chain management, marketing distribution and ecommerce solutions company, where he served as a consultant from November 2001 through February 2002. From February 1999 through October 2001, Mr. Oberdorf was Senior Vice President and Chief Financial Officer of Bertelsmann AG's subsidiary, BeMusic Direct, a direct-to-consumer music sales company. From January 1981 through January 1999, Mr. Oberdorf served in various capacities at Readers Digest Association, Inc., most recently as Vice President Global Books & Home Entertainment-Finance.

        Mr. Stevenson has served as a director of the Company since March 2007. Mr. Stevenson served as a director of Chirex, Inc., a Nasdaq-listed biotechnology company, from April 2000 until its acquisition by Rhodia SA in September 2000. Mr. Stevenson has also served as a trustee of Beth Israel Deaconess Hospital—Needham, an affiliate of Beth Israel Deaconess Medical Center, since September 1999. Mr. Stevenson has also served as a director of Elderhostel, Inc., the leading provider of lifelong educational programs to people over 55, since May 2001. He currently chairs the Audit Committee of Elderhostel, Inc. He has served as a director of various U.S. insurance subsidiaries of Sun Life Financial, Inc. (NYSE: SLF) since February 2002. He currently chairs the Audit and Nominating Committee of Sun Life Insurance and Annuity Company of New York. Mr. Stevenson, a certified public accountant, was previously employed with Arthur Andersen, LLP for thirty-three years.

        Mr. Pierce is a new nominee for director of the Company. Mr. Pierce serves as Chief Executive Officer, Chairman, and Co-Owner of Pierce Aluminum Companies, Inc. Pierce Aluminum supplies aluminum raw stock and finished goods to the marine, aerospace, medical, transportation, and defense industries. Over the last 39 years, Mr. Pierce has overseen the growth of the company from a small operating warehouse in Canton, Massachusetts to a state of the art 150,000 square foot production facility and distribution center in Franklin, Massachusetts and six regional warehouses across the country. Mr. Pierce is a past board member of the National Association of Aluminum Distributors and Mass General Hospital for Children Business Advisory Board.

        Directors are elected by a plurality of the votes cast by stockholders entitled to vote at the Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

CORPORATE GOVERNANCE

Meetings of the Board of Directors

        The Board of Directors of the Company held four meetings during 2007. Other than Mr. Oberdorf, each director attended at least 75% of the aggregate number of all meetings of the Board of Directors and its committees during such fiscal year. All of the Company's directors are encouraged to attend the Company's Annual Meeting of Stockholders. Six of the Company's directors were in attendance at the Company's 2007 Annual Meeting.

Independence and Board Committees

Independence

        The Company's common stock is listed on the NASDAQ Stock Market LLC, or Nasdaq, and Nasdaq's listing standards relating to director independence apply to the Company. The Board of Directors has determined that the following current directors are independent under applicable Nasdaq listing standards: Messrs. Stevenson, Ross, Gould, Kozin and Oberdorf. The Board of Directors has also determined that Mr. Pierce, if elected, will qualify as an independent director under applicable Nasdaq listing standards.

Nominating Committee

        The Board of Directors does not have a nominating committee. Director nominees are selected by a majority of the Company's independent directors. The Board of Directors believes that it is appropriate for the Company not to have a nominating committee because all its independent directors lead the nomination process and the establishment of a nominating committee would be redundant. The Board of Directors does not have a charter for nomination of directors.

        The independent members of the Company's Board of Directors may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the independent members of the Company's Board of Directors may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to recommend a candidate for director for election at the 2009 Annual Meeting of Stockholders, it must follow the procedures described in "Stockholder Proposals and Recommendations For Director."

Compensation Committee

        The Board of Directors has a Compensation Committee, which met on four occasions in 2007, and is currently composed of Messrs. Kozin, Oberdorf and Stevenson. The Compensation Committee operates pursuant to a written charter (the "Compensation Committee Charter") that was adopted by the Board of Directors and that complies with applicable Nasdaq listing standards. The Compensation Committee Charter is available at the Company's website, www.ufpt.com. Under the provisions of the Compensation Committee Charter, the primary functions of the Compensation Committee include determining salaries for the Company's named executive officers, individuals to whom stock options, other equity awards and cash awards are granted, and the terms upon which such grants and awards are made, incentive plans, benefits and overall compensation. For a further description of the Company's determination of executive and director compensation, see "Executive Compensation," below.

Audit Committee

        The Board of Directors has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee met five times in 2007, and is currently composed of Messrs. Stevenson, Gould and Oberdorf. The Audit Committee operates pursuant to a written charter (the "Audit Committee Charter") that was adopted by the Board of Directors and that complies with currently applicable SEC and Nasdaq rules. The Audit Committee Charter, as amended, is available at the Company's website, www.ufpt.com. Under the provisions of the Audit Committee Charter, the primary functions of the Audit Committee are to assist the Board of Directors with the oversight of (i) the Company's financial reporting process, accounting functions and internal controls and (ii) the qualifications, independence, appointment, retention, compensation and performance of the Company's registered public accounting firm. The Audit Committee is also responsible for the maintenance of "whistle-blowing" procedures, and the oversight of certain other compliance matters. See "Report of the Audit Committee" below.

        The Board of Directors has determined that the current members of the Audit Committee are independent directors, as defined by the Audit Committee Charter and applicable SEC rules and Nasdaq listing standards. The Board of Directors has determined that Mr. Oberdorf qualifies as an "audit committee financial expert," as defined by applicable SEC rules, and satisfies Nasdaq's financial sophistication listing standards.

        Audit Fees.    The Company incurred an aggregate of approximately $141,000 in fees for audit services from Carlin, Charron and Rosen, LLP, for the year ended December 31, 2007. The Company incurred an aggregate of approximately $141,000 and $15,000 in fees and expenses for audit services from Carlin, Charron and Rosen, LLP and PricewaterhouseCoopers LLP, respectively, for the fiscal year ended December 31, 2006. Audit fees include fees and expenses for professional services rendered in connection with the audit of the Company's financial statements for those years, reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during those years and fees for services related to the Company's assessment of internal controls, registration statements, consents and assistance with and review of documents filed with the SEC.

        Audit-Related Fees.    The Company incurred $4,350 in audit-related fees in the fiscal year ended December 31, 2007 from Carlin, Charron and Rosen, LLP, relating to due diligence procedures in connection with an acquisition. The Company did not incur any audit-related fees in the fiscal year ended December 31, 2006 from Carlin, Charron and Rosen, LLP or PricewaterhouseCoopers LLP.

        Tax Fees.    The Company incurred $8,595 in tax fees for the fiscal year ended December 31, 2007 from Carlin Charron & Rosen, LLP, relating to tax research which was done to assist management in its implementation of newly applicable accounting standards. The Company did not incur any tax fees for the fiscal years ended December 31, 2007 and December 31, 2006 from Carlin Charron & Rosen, LLP or PricewaterhouseCoopers LLP.

        All Other Fees.    The Company incurred no other fees for the fiscal years ended December 31, 2007 and December 31, 2006 from Carlin Charron & Rosen, LLP or PricewaterhouseCoopers LLP.

        The Audit Committee has considered whether the provision of non-audit services by the Company's independent auditor is compatible with maintaining auditor independence, and believes that the provision of such services is compatible.

Audit Committee Policy on Pre-Approval of Services of Independent Auditors

        The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services.

Report of the Audit Committee

        The Audit Committee has:

  •
  Reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2007;

  •
  Discussed with Carlin Charron & Rosen, LLP, the Company's independent auditor, the matters required to be discussed by Statement on Auditing Standards 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants;

  •
  Received and reviewed the written disclosures and the letter from the independent auditor required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and discussed with the auditor the auditor's independence; and

  •
  Based on the review and discussions referred to above, recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.

  By the Audit Committee of the Board of Directors:

  David K. Stevenson, Chair
  Thomas W. Oberdorf
  David B. Gould

Independent Auditors

        Carlin, Charron & Rosen, LLP has continuously served as the Company's independent public accountants since its engagement on July 5, 2005. The Audit Committee has appointed Carlin, Charron & Rosen, LLP, independent accountants, to be the Company's independent registered public accounting firm and to audit the consolidated financial statements of the Company for the year ending December 31, 2008. The Company is advised that no member of Carlin, Charron & Rosen, LLP has any direct financial interest or material indirect financial interest in the Company since the date of its engagement, July 5, 2005, or has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee since such date.

        A representative of Carlin, Charron & Rosen, LLP is expected to be present at the Meeting and will be given the opportunity to make a statement if so desired. The representative will be available to respond to appropriate questions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of April 18, 2008, with respect to the beneficial ownership of the Company's Common Stock by each director, each nominee for director, each named executive officer in the Summary Compensation Table under "Executive Compensation" below, all executive officers and directors as a group, and each person known by the Company to be the beneficial owner of 5% or more of the Company's Common Stock. This information is based upon information received from or on behalf of the named individuals. Unless otherwise indicated, (i) each person identified possesses sole voting and investment power with respect to the shares listed and (ii) the address for each person named below is: c/o UFP Technologies, Inc., 172 East Main Street, Georgetown, MA 01833.

Name	Shares of Common Stock Beneficially Owned	Percentage of Class
R. Jeffrey Bailly(1)	1,004,027	16.7%
Richard L. Bailly(1)(2)	227,371	4.1%
Kenneth L. Gestal(1)	138,062	2.3%
Mitchell C. Rock(1)	128,391	2.5%
Ronald J. Lataille(1)	128,086	2.3%
Michael J. Ross(1)	111,048	2.0%
Richard LeSavoy(1)	97,241	1.8%
Daniel J. Shaw, Jr.(1)	52,420	*
David B. Gould(1)(3)	69,713	1.3%
Thomas W. Oberdorf(1)	40,357	*
Marc Kozin(1)	15,951	*
David K. Stevenson(1)(4)	10,335	*
Robert W. Pierce, Jr.	1,000	*
Advisory Research, Inc. 180 N. Stetson St. Suite 5500 Chicago, IL 60601	302,370	5.5%
All executive officers and directors as a group (12 persons) (1)(2)(3)(4)(5)	2,023,002	31.5%

*
Less than one percent

(1)
Includes shares issuable pursuant to stock options currently exercisable or exercisable within the next 60 days, as follows: 495,000 for R. Jeffrey Bailly, 20,000 for Richard L. Bailly, 88,191 for Kenneth Gestal, 12,000 for Mitchell C. Rock, 42,000 for Ronald J. Lataille, 111,048 for Michael J. Ross, 26,000 for Richard LeSavoy, 13,000 for Daniel J. Shaw, Jr., 51,713 for David B. Gould, 40,357 for Thomas W. Oberdorf, 15,951 for Marc Kozin and 7,335 for David K. Stevenson.

(2)
Includes 924 shares owned by Mr. Richard L. Bailly's spouse, as to which Mr. Richard L. Bailly disclaims beneficial ownership. Excludes 1,004,027 shares attributable to R. Jeffrey Bailly, Mr. Richard L. Bailly's son, as to which Mr. Richard L. Bailly disclaims beneficial ownership.

(3)
Includes 16,000 shares owned by Mr. Gould's spouse, as to which he disclaims beneficial ownership.

(4)
Includes 1,000 shares owned by Mr. Stevenson's spouse, as to which Mr. Stevenson disclaims beneficial ownership.

(5)
Includes an aggregate of 922,595 shares that the executive officers and directors have the right to acquire within 60 days pursuant to the exercise of options.

CODE OF ETHICS

        Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002, the Company has adopted a Code of Ethics for Senior Financial Officers that applies to the Company's principal executive officer and its principal financial officer, principal accounting officer and controller, and other persons performing similar functions. The Code of Ethics, as amended, is available at the Company's website, www.ufpt.com. If the Company makes any substantive amendments to this Code of Ethics or grants any waiver, including any implicit waiver, from a provision of this Code of Ethics to the company's principal executive officer, principal financial officer, principal accounting officer, controller or other persons performing similar functions, the Company will disclose the nature of such amendment or waiver, the name of the person to whom the waiver was granted and the date of waiver in a report on Form 8-K.

EXECUTIVE OFFICERS

        The names of the Company's executive officers and significant employees who are not directors of the Company, and certain biographical information furnished by them, are set forth below:

Name	Age	Title
Mitchell C. Rock	41	Vice President of Sales and Marketing
Ronald J. Lataille	46	Vice President, Treasurer and Chief Financial Officer
Richard LeSavoy	52	Vice President of Manufacturing
Daniel J. Shaw, Jr.	47	Vice President of Engineering

        Mr. Rock initially joined the Company in 1991 and served as Director, Sales and Marketing of the Company's Moulded Fibre division (now "Molded Fiber"). From May 1999 through October 2000, Mr. Rock served as Vice President Sales and Business Development of Esprocket, an internet start-up company. Mr. Rock rejoined the Company in April 2001 as Vice President, Sales and Marketing of the Company's Moulded Fibre subsidiary and has served as Vice President, Sales and Marketing for the entire Company since May 2002.

        Mr. Lataille joined the Company in November 1997 as its Chief Financial Officer. Prior to joining the Company, Mr. Lataille served as Vice President, Treasurer and Chief Financial Officer of Little Switzerland, Inc. from 1991 through October 1997. He also served as interim President and Chief Executive Officer of Little Switzerland from October 1994 through October 1995. Mr. Lataille is a director and Board President of Seacoast United Soccer Club, a not for profit organization located in Hampton, New Hampshire.

        Mr. LeSavoy initially joined the Company in 1983 and served as Materials Manager and then Operations Manager through 1987. From 1988 through 1995 Mr. LeSavoy served as Purchasing Manager and then Manufacturing Manager for the USCI Division of C.R. Bard, Inc., a multi-national developer, manufacturer and marketer of healthcare products. Mr. LeSavoy rejoined the Company in 1995 as Director of Operations for the Northeast Region and has served as Vice President, Manufacturing since February 2003.

        Mr. Shaw initially joined the Company in 1983 and served as a Corporate Industrial Engineer through September, 1992. From October 1992 through September, 1996 Mr. Shaw served as Manager of Product Development and from October 1996 through May, 2000 as Director of Product Development. From June 2000 through May 2002 Mr. Shaw served as a Divisional Vice President of the Specialty Components Division. Since May 2002 Mr. Shaw has served as corporate Vice President, Engineering.

        Executive officers are chosen by and serve at the discretion of the Board of Directors of the Company.

EXECUTIVE COMPENSATION

        The Company's compensation programs are determined by the Compensation Committee of the Board of Directors, which has the ongoing responsibility for establishing, implementing and monitoring the Company's executive compensation programs. In 2006, the Compensation Committee engaged The Wilson Group, a Massachusetts-based compensation consulting firm, to perform a comprehensive comparative market study of the compensation programs offered to peer company chief executives and other executive officers. The Compensation Committee used this information in establishing 2006 and 2007 base salaries, incentive bonuses and other stock-based incentives for its named executive officers. The chief executive officer also makes recommendations to the Compensation Committee about the compensation of the Company's other named executive officers. The Compensation Committee considered the chief executive's recommendations before making a final determination of the compensation programs for the named executive officers.

        UFP Technologies, Inc. operates in a highly competitive and dynamic industry. The key objectives of its executive compensation programs are to attract, motivate and retain superior talent to enable the Company to achieve its business objectives and to align the financial interests of its executives with the stockholders of the Company. The compensation of named executive officers consists of (1) base salary, (2) incentive bonus, (3) long-term incentives and (4) other benefits and perquisites. In addition, the Company has an employment agreement with its chief executive officer.

        Base Salary.    Base salaries are determined based upon a variety of factors, including the executive's scope of responsibilities, a market competitive assessment of similar roles at other companies, and a comparison of salaries paid to peers within the Company. Base salaries are reviewed annually and may be adjusted after considering the above factors.

        Incentive Bonus.    In the past and for the Company's fiscal year ended 2007, the Company's named executive officers earned incentive bonuses. Bonuses are determined based on a combination of qualitative and quantitative, Company and individual measures, the details of which are established annually in the form of business objectives. The business objectives may vary for each executive based upon his or her responsibilities and may include financial and/or strategic measures. In 2007, the named executive officers' bonuses were largely based upon the Company achieving certain EBIT targets, which were based upon the Company's internal budgets, with the bonus amounts set to fluctuate up or down based on the extent to which the Company achieved, did not achieve, or exceeded the EBIT target. The bonus amounts for 2007 were also based in part on strategic objectives established for each named executive officer. The bonus amounts awarded for 2007 reflect the fact that the Company exceeded its EBIT target for 2007. At its discretion, the Compensation Committee may allow any executive officer to receive a portion of his or her awarded bonus in the form of Company Common Stock. In these situations, the Compensation Committee may also provide the named executive officer, at its discretion, an additional cash award in the form of a gross-up, in order to pay the income taxes associated with receiving the Company Common Stock. The goal in allowing the Company's named executive officers to receive a portion of their bonus in stock is to further align their interest with those of the Company's shareholders. The Compensation Committee retained sole discretion over all matters relating to the 2007 bonus payments, including, without limitation, the decision to pay any bonuses, the amount of each bonus, if any, the ability to increase or decrease any bonus payment and make changes to any financial and/or strategic measures, discretion over the payment of partial awards in the event of employment termination, and the decision whether to allow recipients to receive a portion—and if so, how much—of their bonuses in the form of Company Common Stock.

        Long-term Incentives.    It is the philosophy of the Company to provide executives with long-term incentives and, thus, align their financial interests with those of the Company's shareholders. Among the Company's various plans, the Company maintains two plans, the Company's 1993 Employee Stock

Option Plan and the Company's 2003 Incentive Plan, which provide long-term rewards and incentives to the Company's named executive officers, as well as other participants.

        Beginning in 2006, the Company implemented a stock unit award program for the named executive officers under the 2003 Incentive Plan. The stock unit awards represent a right to receive shares of the Company's Common Stock in varying amounts based on the achievement of financial performance objectives for the Company and, in certain instances, time-based vesting requirements.

        Named executive officers have stock options outstanding under the Company's 1993 Employee Stock Option Plan. The stock options allow the named executive officers, as well as other key employees, the right to acquire shares of Company stock at a price equal to the fair market value of the Company's stock on the date of grant. With the exception of the chief executive officer, whose stock options vested immediately upon grant, the stock options are subject to a vesting period. In 2007, no stock options were granted to named executive officers.

  Other Benefits and Perquisites:

        CEO Stock Awards—For the past several years, and again in 2007, the Company has granted to Mr. R. Jeffrey Bailly, its Chief Executive Officer, an award of Common Stock as a component of his overall compensation. The objective of this equity component is to greater align the chief executive officer's interests with those of the Company's shareholders. The Compensation Committee retains sole discretion over all matters relating to this award of Common Stock, including, without limitation, the decision to make such award and the amount of the award, if any. The stock is typically issued to the chief executive officer on the last day of the fiscal year, assuming the chief executive officer remains employed by the Company on that date. The chief executive officer is also typically granted an additional cash award to pay the income taxes associated with receiving the Company's Common Stock (a "gross-up"). In 2007 the chief executive officer was granted 25,000 shares and the gross-up associated with this grant amounted to approximately $140,000.

        Deferred Compensation Plan—In 2006, the Company implemented the UFP Technologies Executive Nonqualified Excess Plan ("Deferred Comp Plan"). Under the Deferred Comp Plan, named executive officers and other key employees are eligible to defer up to 90% of base salary and 100% of bonus and/or commissions into the Plan. Investments of the deferrals are directed by the participants and returns on the deferrals are determined accordingly. Employer contributions into the Plan are discretionary and determined by the Compensation Committee. No employer contributions were made in 2007.

        Supplemental Disability Insurance—Beginning in 2007, named executive officers received long-term disability insurance coverage to supplement the Company's group long-term disability plan. The objective is to provide named executive officers with sufficient coverage to replace a significant portion of his or her wages in the event of disability. The premiums are paid for by the Company and will amount to approximately $14,000 for all named executive officers in 2007.

        Profit Sharing/401(K) Plan—All employees, including named executive officers, who meet certain criteria are eligible to participate in the UFP Technologies, Inc. Profit Sharing Plan ("PSP"). Participants in the PSP can defer up to 20% of their gross compensation, subject to IRS limitations on a pre-tax basis. The Company matches employee deferrals at a discretionary rate, which was 50% of employee deferrals up to a maximum of 2% of an employee's gross wages in 2007. In addition, the Company may make an additional discretionary profit sharing contribution which was 2.2% of gross wages in 2007. No employee deferrals are required to receive an allocated portion of the profit sharing contribution.

        Perquisites—The Company provides welfare benefits to its named executive officers at no cost to the executives. The chief executive officer is also eligible for additional perquisites including club memberships, life insurance and Company paid tax preparation fees. These chief executive officer perquisites are offered principally to facilitate the chief executive officer's role as a Company representative within the community, and to entertain customers.

Policy on Stock Option Timing and Pricing.

        The Company's Board of Directors adopted a policy whereby stock options are to only be granted by majority vote of members of the Compensation Committee at a regularly scheduled Committee meeting. The Company's policy is to permit trading of Company securities commencing 48 hours after the release of quarterly or annual earnings, assuming that, at such time, there is, in the opinion of the Directors, no material inside information pending. The Company has amended its 1993 Employee Stock Option Plan and its 2003 Incentive Plan to establish fair market value as the closing price on the date of grant of any equity security, including stock options, granted pursuant to such plans. Previously, the Company used the closing price on the day preceding the grant date as the fair market value.

Tax Considerations

        As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Company believes that compensation paid under the management incentive plans are generally fully deductible for federal income tax purposes. However, in certain situations, the Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its named executive officers. In this regard, for 2007, no named executive officer received a base salary in excess of $1,000,000 and, therefore, the Company believes that all executive compensation is deductible for federal income tax purposes.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary(1)		Stock Awards(2)		Non-Equity Incentive Plan Compensation ($)(3)		All Other Compensation ($)(4)		Total
R. Jeffrey Bailly, President, Chief Executive Officer and Chairman	2007 2006	$ $	300,000 275,000	$ $	185,379 156,516	$ $	399,755 295,400	$ $	326,707 254,586	$ $	1,211,841 981,502
Ronald J. Lataille Vice President, Treasurer and Chief Financial Officer	2007 2006	$ $	200,000 185,000	$ $	14,418 17,524	$ $	84,000 64,750	$ $	42,293 37,192	$ $	340,711 304,466
Richard LeSavoy Vice President of Manufacturing	2007 2006	$ $	200,000 190,000	$ $	14,418 17,524	$ $	90,000 66,500	$ $	44,453 39,635	$ $	348,871 313,659
Mitchell Caplan Rock Vice President of Sales and Marketing	2007 2006	$ $	185,000 175,000	$ $	14,418 17,524	$ $	74,000 70,000	$ $	38,693 40,592	$ $	312,111 303,116
Daniel J. Shaw, Jr. Vice President of Engineering	2007 2006	$ $	150,000 135,000	$ $	12,016 14,603	$ $	60,000 40,500	$ $	25,641 20,661	$ $	247,657 210,764

(1)
On February 8, 2008, the Compensation Committee approved increases in the base salaries of its named executive officers effective January 1, 2008. The new base salaries are as follows: $315,00, $210,000, $210,000, $195,000 and $160,000 for Messrs. Bailly, Lataille, LeSavoy, Rock and Shaw, respectively.

(2)
For both 2006 and 2007 represents stock unit awards of 75,000, 18,000, 18,000, 18,000 and 15,000 awarded to Messrs. Bailly, Lataille, LeSavoy, Rock and Shaw, respectively. The 2006 stock unit awards were granted on June 8, 2006 and valued at $6.15, the closing price of the Company's stock on the date immediately preceding the date of grant. 50,000 of the 2007 stock unit awards were granted on February 26, 2007 and valued at $4.64 and the remaining 94,000 stock unit awards were granted on June 6, 2007 and valued at $5.06, in both cases the closing price of the Company's common stock on the date of grant. Amounts reflected in the table represent the portion of value of the stock unit awards that was amortized as compensation expense in 2006 and 2007 in accordance with SFAS 123 (R). In the case of Mr. Bailly, these amounts also include (i) for 2006, 25,000 shares of the Company's common stock that was granted to him on April 26, 2006 and issued on January 3, 2007 valued at $3.34, the closing price of the Company's common stock on the date immediately preceding the date of grant, and (ii) for 2007, 25,000 shares of the Company's common stock that was granted to him on February 26, 2007 and issued on January 2, 2008 valued at $4.64, the closing price of the Company's common stock on the grant date.

(3)
Represents bonuses earned in 2006 and 2007 and paid in cash in March, 2007 and 2008, respectively. Consistent with past practices, the named executive officers were allowed to take up to 50% of their earned bonuses in the form of Company common stock with the number of shares determined as the bonus amount divided by the closing price of the Company's common stock on the date of grant. For 2006 and 2007 the dates of grant of the common stock portion of the bonuses were February 26, 2007 and February 8, 2008, respectively, and the fair-market value of the common stock was $4.64 and $6.18, respectively. Bonuses earned in 2006 and paid in 2007 were as follows: $147,700 and 31, 832 shares of stock for Mr. Bailly, $34,750 and 6,466 shares of stock for Mr. Lataille, $33,250 and 7,166 shares of stock for Mr. LeSavoy, $35,000 and 7,543 shares of stock for Mr. Rock and $30,375 and 2,182 shares of stock for Mr. Shaw. Bonuses earned in

  2007 and paid in 2008 were as follows: $199,878 and 32, 343 shares of stock for Mr. Bailly, $42,000 and 6,796 shares of stock for Mr. Lataille, $45,000 and 7,282 shares of stock for Mr. LeSavoy, $37,000 and 5,987 shares of stock for Mr. Rock and $40,000 and 3,236 shares of stock for Mr. Shaw.

(4)
Represents (i) for Mr. Bailly, Company reimbursement for club fees, tax preparation services and life insurance premiums; (ii) for each of the named executive officers compensation for the taxes attributable to stock awards and shares issued in lieu of cash bonuses in 2006 of $207,504, $21,600, $23,940, $25,200 and $7,290 for Messrs. Bailly, Lataille, LeSavoy, Rock and Shaw, respectively, and in 2007 of $283,612, $30,240, $32,400, $26,640 and $14,400 for Messrs. Bailly, Lataille, LeSavoy, Rock and Shaw, respectively; and (iii) for each of the named executive officers, car allowances and 401(k) contributions in 2006 and 2007, and medical coverage in 2006.

Employment Contract

        On October 8, 2007, the Company entered into a new employment agreement with Mr. R. Jeffrey Bailly, the Company's President and Chief Executive Officer and the Chairman of the Company's Board of Directors. The Agreement supersedes Mr. Bailly's prior employment agreement with the Company, dated April 3, 2000, and is terminable by either party at any time, as provided below.

        The employment agreement provides that Mr. Bailly will receive a minimum annual salary of $300,000 and consideration for discretionary bonuses. Pursuant to the agreement, Mr. Bailly will receive an annual stock grant award (the "Annual Stock Grant Award") on or about January 1 of each year entitling him to receive on or before December 31 (the "Issue Date") of each year an aggregate of 25,000 shares of the Company's common stock, provided that Mr. Bailly remains employed with the Company through the Issue Date of each such year. Subject to applicable "golden-parachute" rules, the Company has agreed to reimburse Mr. Bailly for the amount of federal and state income taxes attributable to the Annual Stock Grant Award. Annual Stock Grant Awards are to be made under the Company's 2003 Incentive Plan. Mr. Bailly's agreement prohibits him from competing with the Company for a period of eighteen months following the termination of his employment for any reason. The employment agreement provides Mr. Bailly with certain other benefits, including the opportunity to participate in the Company's stock option plans, insurance plans and other employment benefits as may be generally available to senior executives of the Company, as well as for the direct payment or reimbursement of tax preparation fees, certain dues and fees relating to club memberships and other fringe benefits.

        Under the terms of the Agreement, if (i) Mr. Bailly's employment with the Company is terminated by the Company without cause, (ii) if Mr. Bailly terminates his employment with the Company for good reason (including a reduction in his base salary, the amount of the Annual Stock Grant Award or certain other benefits, removal from his position as president or chief executive officer, required relocation outside the greater Boston, Massachusetts area or a material reduction in his overall level of responsibility), or (iii) Mr. Bailly voluntarily terminates his employment within six months of a change of control of the Company, then the Company is required to pay Mr. Bailly a lump sum amount equal to three times his average annual compensation for the two years preceding. However, these termination payments shall be limited to an amount that would not result in the imposition of an excise tax or denial of a tax deduction for the Company under the tax code's golden parachute rules. If Mr. Bailly's employment with the Company is terminated by the Company without cause, or if Mr. Bailly terminates his employment with the Company for good reason, or upon a change of control of the Company, then (i) any shares in the Annual Stock Grant Award not issued to Mr. Bailly to which he would otherwise be entitled as of the next Issue Date following such change of control or such termination will be immediately issued to him and (ii) any of Mr. Bailly's other earned but unvested Stock Rights, as defined in the Agreement, will immediately vest in full. If Mr. Bailly's employment with the Company is terminated by the Company without cause, or if Mr. Bailly terminates his employment with the Company for good reason, the Company will continue to pay Mr. Bailly's health insurance for up to thirty-six months.

Recent Developments—Interest of R. Jeffrey Bailly in Proposal No. 3

        On February 21, 2008, the Compensation Committee approved, subject to shareholder approval of the amendments to the 2003 Equity Incentive Plan that are the subject of, and are discussed under, Proposal No. 3 below, (i) the grant of stock unit awards to Mr. Bailly and (ii) the award to Mr. Bailly of a cash bonus for fiscal year 2008. If Proposal No. 3 is not approved by the Company's shareholders, neither of these awards will be granted.

        If granted, the stock unit awards would be similar to the stock unit awards discussed below under the "Grants of Plan Based Awards" table in that they would be subject to the Company achieving specified financial performance objectives. Such performance objectives would be based on the Company's operating income for calendar year 2008 relative to an operating income target established by the Compensation Committee. However, Mr. Bailly's stock unit awards would not be subject to time-based vesting criteria and would all vest immediately following determination of satisfaction of the awards' performance criteria. The grants of stock unit awards are to be made under and pursuant to the Company's 2003 Incentive Plan. The maximum number of awards to be granted to Mr. Bailly would be 75,000 stock unit awards, if the "Threshold," "Target" and "Maximum" operating income targets were all achieved. Subject to the terms of the Company's 2003 Incentive Plan and the stock unit award agreement evidencing such award, each stock unit award would provide Mr. Bailly with the right to receive one share of common stock of the Company. Mr. Bailly would have no rights as a stockholder of the Company in relation to such awards, including, without limitation, the right to vote or to receive dividends, until and to the extent any applicable performance objectives have been satisfied and the issuance of the shares of common stock in respect of the stock unit awards has been appropriately evidenced.

        The cash bonus award would also be made under and pursuant to the Company's 2003 Incentive Plan. This award would be based on the Company's achievement of a specified operating income target for 2008 established by the Compensation Committee. If granted, the target amount of the cash bonus award would be $141,750, plus or minus up to 10% of the difference between the 2008 operating income target established by the Compensation Committee and the Company's actual 2008 operating income. The Compensation Committee has also approved, subject to shareholder approval of the amendments to the 2003 Equity Incentive Plan that are the subject of, and are discussed under, Proposal No. 3 below, the grant to Mr. Bailly of the right to elect to take up to 50% of such cash bonus award, if any, in the form of Company Common Stock, with the number of shares determined as the bonus amount divided by the closing price of the Company's Common Stock on the date of grant.

Grants of Plan-Based Awards

		Estimated Future payouts Under Equity Incentive Plan Awards				Grant Date Fair Value Of Stock And Option Awards ($)(1)
					All Other Stock Awards: Number of Shares of Stock or Units (#)
Name	Grant Date	Threshold(#)(2)	Target (#)(3)(4)	Maximum (#)(3)(4)
R. Jeffrey Bailly(5)	6/6/2007	—	—	25,000	—	126,500
R. Jeffrey Bailly(5)	2/26/2007	25,000	25,000	—	25,000	348,000
Ronald J. Lataille(5)	6/6/2007	6,000	6,000	6,000	—	91,080
Richard LeSavoy(5)	6/6/2007	6,000	6,000	6,000	—	91,080
Mitchell C. Rock(5)	6/6/2007	6,000	6,000	6,000	—	91,080
Daniel J. Shaw, Jr.(5)	6/6/2007	5,000	5,000	5,000	—	75,900

(1)
Amount shown does not reflect compensation actually received by the named executive officer nor does it necessarily reflect the actual value that will be recognized by the named executive officer. Instead, the amount shown is the stock based compensation expense of restricted stock granted to the named executive officer as determined pursuant to SFAS 123 (R). The assumptions used to calculate the value of restricted stock awards are set forth under Note 1(n)—Share-Based Compensation, to the Company's consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

(2)
The stock unit awards listed under the "Threshold" column above are subject to a time-based vesting requirement. One-third of these awards vest on July 1, 2008, one-third of these awards vest on July 1, 2009 and one-third of these awards vest on July 1, 2010, provided that the recipient remains continuously employed by the Company through each such vesting date.

(3)
The stock unit awards listed under the "Target" and "Maximum" columns above are subject to a different time-based vesting requirement and to the Company meeting certain financial performance objectives, described below. One-third of these awards vest on July 1, 2009, one-third of these awards vest on July 1, 2010 and one-third of these awards vest on July 1, 2011, provided that the recipient remains continuously employed by the Company through each such vesting date.

(4)
The stock unit awards listed under the "Target" and "Maximum" columns above are also subject to the Company achieving specified financial performance objectives. The performance objectives were based on the Company's earnings before interest and taxes ("EBIT") for calendar year 2007 relative to an EBIT target established by the Compensation Committee. If the Company achieved the EBIT target, which it did, then all of the stock unit awards listed in the "Target" column above became eligible to become vested, subject to the time-based vesting and continuous employment requirements described above. To the extent the Company achieved in excess of the EBIT target, stock unit awards listed in the "Maximum" column above (in addition to the stock unit awards listed in the "Target" column above) became eligible to become vested, subject to the time-based vesting and continuous employment requirements described above, based on a straight-line interpolation of the EBIT target established by the Compensation Committee in increments of 20% of such stock unit awards, up to the maximum amount listed in the "Maximum" column. In 2007, the Company achieved in excess of the EBIT target in an amount sufficient to result in the award to each of the named executive officers of the total potential awards indicated in the "Maximum" column above.

(5)
Reflects grants of stock unit awards to the named executive officers pursuant to the Company's 2003 Incentive Plan. Recipients of the stock unit awards will have no rights as stockholders of the Company, including, without limitation, the right to vote or to receive dividends, until and to the extent any applicable performance objectives have been satisfied, such stock unit awards have vested, and the issuance of the shares of common stock in respect of the stock unit awards has been appropriately evidenced. Based upon the Company's financial results for the fiscal year ended 2007, the actual number of awards received by each of the named executive officers was equal to the total potential awards indicated in the "Maximum" column above. Any unvested stock unit awards shall terminate upon the cessation of a recipient's employment with the Company. In the event of a change in control of the Company (as defined in the stock unit award agreement evidencing the award) at any time, the stock unit awards listed in the "Threshold" column above, to the extent not already vested, shall become fully vested immediately prior to the effective date of such change in control. In the event of a change in control of the Company (as defined in the stock unit award agreement evidencing the award) on or after January 1, 2008, to the extent the EBIT target has been achieved or exceeded the applicable number of stock unit awards listed in the "Target" and "Maximum" columns above, to the extent not already vested, shall become fully vested immediately prior to the effective date of such change in control.

        1993 Stock Option Plan.    Effective October 1993, the Company adopted the 1993 Stock Option Plan (the "1993 Plan"). The purpose of the 1993 Plan is to benefit the Company through the maintenance and development of its businesses by offering certain present and future key individuals a favorable opportunity to become holders of stock in the Company over a period of years, thereby giving them a permanent stake in the growth and prosperity of the Company. As of April 18, 2008, there are 321,043 shares of Common Stock available for issuance under the 1993 Plan. The 1993 Plan may be administered by the Board of Directors of the Company or by a committee appointed by the Board of Directors. Employees of the Company (including officers and directors of the Company who are also employees), as well as certain consultants and advisors of the Company, are eligible to receive grants of options under the 1993 Plan. Under the 1993 Plan, the Company may grant both incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986 ("incentive stock options") and other options which are not qualified as incentive stock options. Unless otherwise determined by the Board of Directors or the committee, all options granted under the 1993 Plan vest at the rate of 25% per year, with the first installment vesting at the end of one year from the date of grant.

        2003 Incentive Plan.    The Company's 2003 Incentive Plan is the subject of, and is discussed under, Proposal No. 3. below.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)(1) Exercisable	Number of Securities Underlying Unexercised Options (#)(1) Unexercisable	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares of Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
R. Jeffrey Bailly	125,000 50,000 20,000 46,620 53,380 44,444 55,556 58,159 41,841	— — — — — —	2.75 0.81 1.12 1.00 1.00 2.25 2.25 2.39 2.39	4/3/2010 2/11/2012 1/29/2013 3/25/2013 3/25/2013 4/2/2014 4/2/2014 12/14/2015 12/14/2015	141,667	1,041,252
Ronald J. Lataille	10,000 20,000 10,000 9,000	— — — 6,000	1.15 1.94 3.28 3.31	2/7/2008 11/12/2008 9/8/2009 5/16/2012	34,000	249,900
Richard LeSavoy	5,000 10,000 12,000	— — 8,000	1.15 3.28 3.31	2/7/2008 9/8/2009 5/15/2012	34,000	249,900
Mitchell C. Rock	9,000	6,000	3.31	5/16/2012	34,000	249,900
Daniel J. Shaw, Jr.	10,000 5,000 6,000	— — 4,000	1.15 3.28 3.31	2/7/2008 9/8/2009 5/16/2012	28,333	208,248

(1)
Represents stock options granted pursuant to the Company's 1993 Employee Stock Option Plan. Options granted to Mr. Bailly have a 10 year life and vest immediately. Options granted to Messrs. Lataille, LeSavoy, Rock and Shaw have lives ranging from five to seven years and vest over periods ranging from three to five years.

(2)
Exercise prices for all options granted to the named executive officers represents the closing price of the Company's common stock on the business date immediately preceding the date of grant.

(3)
The market value of the stock unit awards that have not vested is calculated using the closing market price of the Company's Common Stock at the end of the Company's last completed fiscal year. Accordingly, this value was determined based on the closing market price of the Company's Common Stock on Nasdaq as of December 31, 2007, which was $7.35.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(1) ($)
R. Jeffrey Bailly	—	$—	8,333	$51,248
Ronald J. Lataille	—	$—	2,000	$12,300
Richard S. LeSavoy	—	$—	2,000	$12,300
Mitchell C. Rock(2)	10,000	$39,500	2,000	$12,300
Daniel J. Shaw, Jr.(3)	10,000	$44,500	1,667	$10,252

(1)
On July 1, 2007, previously issued stock unit awards covering 8,333, 2,000, 2,000, 2,000 and 1,667 shares of the Company's common stock vested in full for each of Messrs. Bailly, Lataille, LeSavoy, Rock and Shaw, respectively. The value realized upon the vesting of the stock unit awards is based upon the closing price of $6.15 on July 1, 2007.

(2)
Mr. Rock exercised options covering 10,000 shares of stock on September 25, 2007. These options were granted on February 7, 2003 at an exercise price $1.15 per share. The value realized upon exercise of these options was $5.10 per share, or $39,500 in the aggregate based upon the closing price of our Company stock on the date of exercise.

(3)
Mr. Shaw exercised options covering 10,000 shares of stock on June 4, 2007. These options were granted on June 6, 2002 at an exercise price of $1.25 per share. The value realized upon exercise of these options was $5.70 per share, or $44,500 in the aggregate based upon the closing price of our Company stock on the date of exercise.

Potential Payments upon Termination or Change of Control and Severance Plans

        Mr. R. Jeffrey Bailly may be entitled to payment upon his termination or upon a change of control of the Company, as described above. If Mr. Bailly is terminated without cause or if he terminates his employment for good reason or within six months of a change of control of the Company, then Mr. Bailly is entitled to a lump sum amount equal to three times his average annual compensation for the two years preceding, as limited by applicable IRS golden parachute regulations. Accordingly, assuming the triggering event occurred on December 31, 2007, Mr. Bailly would have been entitled to receive $1,811,882.

        In September 1993, the Company adopted a policy that all named executive officers of the Company not otherwise a party to an employment agreement with the Company will receive a severance benefit should the employee's employment with the Company be terminated by the Company other than for cause in connection with a change in control of the Company, in the form of a base salary continuation for a period equal to the sum of (i) four months plus (ii) one month for each year of service with the Company up to a maximum of 18 months. Accordingly, assuming termination of such named executive officers on December 31, 2007, such officers would have been entitled to the following payments:

Name	Severance Payment ($)
Ronald J. Lataille	233,333
Richard LeSavoy	266,667
Mitchell C. Rock	154,167
Daniel J. Shaw, Jr.	225,000

Director Compensation

Name	Year	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)(3)	Total ($)
Richard L. Bailly	2007	12,000	7,350	19,350
Kenneth L. Gestal	2007	6,000	13,350	19,350
David B. Gould	2007	6,000	17,450	23,450
Marc Kozin	2007	6,000	18,450	24,450
Thomas W. Oberdorf	2007	1,200	17,600	18,800
Michael J. Ross	2007	—	15,350	15,350
David Stevenson	2007	8,063	15,262	23,325

(1)
Nonemployee directors of the Company are entitled to receive (i) an annual $6,000 fee, (ii) if applicable, an annual committee membership fee of $2,000 per year and an additional $500 annual fee if the nonemployee director served as a committee chair, (iii) a fee of $1,200 plus reimbursement of expenses for each meeting physically attended and (iv) a fee of $500 plus reimbursement of expenses for each half-day committee meeting attended.

(2)
Nonemployee directors also receive stock options pursuant to the terms of the Company's 1998 Director Stock Option Incentive Plan. Under this Plan, stock options are granted in three possible ways: (1) automatic grants, (2) discretionary grants and (3) options in lieu of Director fees. The Company's 1998 Director Stock Option Incentive Plan is the subject of, and is discussed under, Proposal No. 2. below.

(3)
On June 6, 2007, the Company granted non-qualified stock options to acquire UFP common stock in the amounts of 2,927, 3,902, 4,390, 5,000, 3,902 and 2,835 to Messrs. Gestal, Gould, Kozin, Oberdorf, Ross and Stevenson, respectively. Each option was issued at the discretion of the Director in lieu of cash compensation and has a ten-year life with an exercise price of $5.06, the closing price of the company's common stock on June 6, 2007. Each stock option had a value of $2.05 as determined by a binomial lattice model in compliance with SFAS 123 (R). On July 2, 2007, the Company granted non-qualified stock options to acquire UFP common stock in the amounts of 3,500, 3,500, 4,500, 4,500, 3,500, 3,500 and 4,500 to Messrs. Bailly, Gestal, Gould, Kozin, Oberdorf, Ross and Stevenson, respectively. Each option was granted pursuant to an automatic grant provision with the 1993 Director Option Plan as well as an additional discretionary grant based upon Committee involvement as permitted by the Plan, and has a ten-year life with an exercise price of $5.19, the closing price of the company's common stock on July 2, 2007.Each stock option has a value of $2.10 as determined by a binomial model in compliance with SFAS 123 (R).

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table discloses the securities authorized for issuance under the Company's equity compensation plans as of December 31, 2007. Each of these plans and their amendments have been approved by the Company's stockholders, other than the proposed amendments to the 1998 Director Stock Option Incentive Plan and the 2003 Incentive Plan, each of which have been approved by the Company's Board of Directors but remain subject to stockholder approval, and which are the subjects of Proposal No. 2 and Proposal No. 3 of this Proxy Statement, respectively.

	Number of shares of UFPT common stock to be issued(1)	Weighted average exercise price of outstanding options	Number of shares of UFPT common stock remaining available for future issuance
1993 Employee Stock Option Plan	723,125	$2.30	300,043
1993 Director Plan	5,000	4.00	0
1998 Director Plan	375,683	3.13	118,196

Total Option Plans	1,103,808	$2.59	418,239

1998 Employee Stock Purchase Plan	0	0	96,951
2003 Incentive Plan	272,000	0	690,645

Total All Stock Plans	1,375,808	0	1,205,835

(1)
Will be issued upon exercise of outstanding options or vesting of stock unit awards.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        United Development Company Limited.    The Company owns an approximate 26.3% limited partnership interest in United Development Company Limited, a real estate limited partnership ("United Development"), which owns and leases to the Company the Kissimmee, Florida and Decatur, Alabama properties. Richard L. Bailly, a director and stockholder of the Company, owns an approximately 21% general partnership interest in United Development. The late William H. Shaw, who, until he passed away on August 30, 2006, was also a director and stockholder of the Company, also owned an approximately 21% general partnership interest in United Development. Mr. Shaw's estate now holds his interest in United Development, but as a limited partner.

        Kissimmee, Florida Property.    Effective January 1, 2007, the term of the lease with United Development of the Company's Kissimmee, Florida manufacturing facility was again extended until December 31, 2011. Monthly rent for the lease is $13,713, plus the payment of certain expenses and taxes. The Company believes that the terms of its lease are comparable to those available in the market for real estate in Kissimmee, Florida.

        Decatur, Alabama Property.    Effective January 1, 2007, the term of the lease with United Development of the Company's Decatur, Alabama manufacturing facility was again extended until December 31, 2011. Monthly rent for the lease is $8,663, plus the payment of certain expenses and taxes. The Company believes that the terms of this lease are comparable to those available in the market for real estate in Decatur, Alabama.

PROPOSAL NO. 2
AMENDMENT OF THE COMPANY'S
1998 DIRECTOR STOCK OPTION INCENTIVE PLAN

        Effective July 15, 1998, the Company adopted the 1998 Director Stock Option Incentive Plan (as amended, the"Director Plan"). The purpose of the Director Plan is to maximize long-term stockholder value by aligning the interests of nonemployee directors of the Company with those of its stockholders by offering nonemployee directors ownership of the Company's Common Stock. The Company proposes, subject to stockholder approval, to amend the Director Plan to increase the number of shares of Common Stock available for issuance under the Director Plan from 725,000 shares to 975,000 shares. The following is a summary description of the Director Plan and is qualified in its entirety by reference to the full text of the Director Plan, a copy of which is attached hereto as Appendix A.

Description of the Director Plan

        The Director Plan may be administered by the Board of Directors or by any committee of the Board of Directors, including the Compensation Committee. Subject to the express provisions of the Director Plan, the Compensation Committee has the authority to interpret and construe the Director Plan and to adopt rules and regulations for administering the Director Plan.

        Only nonemployee directors of the Company are eligible to receive grants of options under the Director Plan. As of the date of this proxy statement, the Company's nonemployee directors are Messrs. Stevenson, Ross, Gould, Gestal, Kozin, Oberdorf and Richard L. Bailly. If he is elected, Mr. Pierce will also be a nonemployee director of the Company.

        Under the Director Plan, 118,196 shares of Common Stock are currently available for the grant of stock options, subject to adjustment in the event of stock splits, stock dividends or changes in corporate structure affecting Common Stock. If the amendment is approved, a total of 368,196 shares of Common Stock will be available under the Director Plan. To the extent a stock option granted under the Director Plan expires or terminates unexercised, the shares of Common Stock allocable to the unexercised portion of such option are available for awards under the Director Plan. In addition, to the extent that shares are delivered to pay all or a portion of an option exercise price, such shares will become available for awards under the Director Plan.

        The Director Plan, as originally adopted, became effective on July 15, 1998. The Director Plan will terminate when shares of Common Stock are no longer available under the Director Plan unless terminated earlier by the Board of Directors. The Board of Directors or the stockholders may amend or discontinue the Director Plan at any time except that no amendment or discontinuance may change or impair any options previously granted without the consent of the optionee, or where stockholder approval is required by applicable law, rule or regulation. Should an optionee cease to be a member of the Board of Directors of the Company for any reason other than death or permanent disability, such optionee's options may be exercised to the extent exercisable on the date of such termination by the optionee or, if he or she is not living, by his or her heirs, legatees or legal representative, as the case may be, during their specified term but, with respect to Automatic Options, not later than three months after the date of such termination. Should such an optionee cease to be a member of the Board of Directors of the Company because of death or permanent disability, such options may be exercised in full by the optionee or, if she or she is not living, by his or her heirs, legatees or legal representatives, as the case may be, during their specified term but not later than one year after the date of death or permanent disability.

        Automatic options, elective options and discretionary options may be granted under the Director Plan. Since July 1, 1999 and continuing in effect on July 1 in each subsequent calendar year, each person who is at the time serving as a nonemployee director is automatically granted an option (each an "Automatic Option") to purchase 2,500 shares of Common Stock.

        Under the Director Plan each nonemployee director may elect to receive all or a portion of his annual director fees or fees for serving as a member of any committee of the Board of Directors earned during each calendar year in the form of an option ("Elective Options"). Each such election must be irrevocable and made by December 31 of each year for fees to be received in the following calendar year. The number of shares of Common Stock into which Elective Options granted in any year are exercisable shall be determined based on an independent appraisal for such year of the intrinsic value of the options granted and the amount of fees covered by the director's election for such year. Elective Options, if any, are granted on the date of the annual meeting of stockholders.

        The Compensation Committee may grant options to nonemployee directors from time to time in its discretion subject to the provisions of the Director Plan (the "Discretionary Options"). The Compensation Committee may establish the terms of the Discretionary Option in its sole discretion including, without limitation, the time to expiration (which shall not exceed 10 years) and the vesting schedule of such options.

        Each Automatic Option and Elective Option granted is for a term of ten years and is exercisable for any or all of the shares covered by such Option on the date of grant under the Director Plan. The exercise price per share of all Discretionary Options granted under the Director Plan will be determined by the Compensation Committee in its discretion, and may be greater than, but not less than, 100% of the fair market value per share of Common Stock on the grant date, which is defined as the closing price of the Common Stock on the trading day coinciding with the date of grant of the Option. The exercise price of an Automatic Option or an Elective Option will be 100% of the fair market value of Common Stock as of the applicable grant date. Options may be exercised (i) by the payment of cash in the amount of the aggregate option price, (ii) by surrendering shares of Common Stock owned by the participant, (iii) by a combination of (i) and (ii), having a combined value equal to the aggregate option price of the shares subject to the option or the portion of the option being exercised, or (iv) by any other means the Compensation Committee deems appropriate. Any option or portion thereof that is not exercised on or before the tenth anniversary of the date of grant will expire.

        Options granted under the Director Plan are not transferable by the participant other than by court order, will or the laws of descent and distribution and are exercisable during the participant's lifetime only by the participant.

Federal Income Tax Consequences

        The following general discussion of the United States federal income tax consequences of the issuance and exercise of options granted under the Director Plan is based upon the provisions of the Internal Revenue Code as in effect on the date hereof, current regulations promulgated and proposed thereunder, existing public and private administrative rulings and pronouncements of the Internal Revenue Service, and judicial decisions, all of which are subject to change. This discussion is not intended to be a complete discussion of all of the United Stated federal income tax consequences of the Director Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. Changes in the law and regulations may modify the discussion, and in some cases the changes may be retroactive. No information is provided as to state tax laws. The Director Plan is not qualified under Section 401 of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974. In addition, because tax consequences may vary and certain exceptions may apply depending upon the personal circumstances of individuals, each option holder should consider his or her personal situation and consult with his or her tax advisor with respect to the specific tax consequences applicable to him or her.

        The recipient of an option under the Director Plan generally will not recognize any taxable income upon the grant of an option under the plan. Generally, he or she will recognize ordinary taxable income at the time the option is exercised in an amount equal to the excess of the fair market value of the shares of the Company common stock received on the date of exercise over the option exercise price. However, directors generally will be subject to Section 16(b) of the Securities Exchange Act upon their sale of shares of the Company common stock and this may affect their tax liability. In the case of exercise of an option within six months of grant by someone whose sale of shares of the Company common stock would subject him or her to liability under Section 16(b), recognition of income by the option holder will be postponed. The Internal Revenue Service regulations have not yet been amended to conform with the rules under Section 16(b). However, it is generally anticipated that the date of recognition will be postponed to the earlier of (i) six months after the date the option was granted, or (ii) the first day on which the sale of the shares would not subject the individual to liability under Section 16(b). It is possible that the six month period will instead run from the option holder's most recent grant or purchase of the Company common stock prior to his or her exercise of the option. The option holder will generally recognize ordinary taxable income on the recognition date in an amount equal to the excess of the fair market value of the shares at that time over the option exercise price. Despite this general rule, the option holder may make an election pursuant to Section 83(b) of the Internal Revenue Code, in which case the option holder will recognize ordinary taxable income at the time the option is exercised and not on the later recognition date. In order to be effective, the 83(b) election must be filed with the Company and the Internal Revenue Service within 30 days after exercise.

        The application of the tax rules to an option holder who receives shares that are subject to a substantial risk of forfeiture (for example, if the shares must be returned to the Company if the recipient does not continue to work for the Company for a period of time specified in the award) are more complex. In that case, the recipient generally will not recognize income until the date that the shares are no longer subject to the substantial risk of forfeiture, unless a Section 83(b) election (described above) is made.

        The Company will generally be entitled to a compensation deduction for federal income tax purposes in an amount equal to the taxable income recognized by the option holder, provided the Company reports the income on a form W-2 or 1099 (whichever is applicable) that is timely provided to the option holder and timely filed with the Internal Revenue Service.

        When an option holder subsequently disposes of the shares of the Company common stock received upon exercise of an option, he or she will generally recognize capital gain or loss (long-term or short-term depending on the holding period of the shares) in an amount equal to the difference between amount realized and the fair market value of the shares on the date of exercise. The holding period for the shares generally would begin on the date the shares were acquired and would not include the period of time during which the option was held.

        An option holder who pays the exercise price, in whole or in part, by delivering shares of the Company common stock already owned by him or her will generally recognize no gain or loss for United States federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above. To the extent the shares acquired upon exercise are equal in number to the shares surrendered, the basis of the shares received will be equal to the basis of the shares surrendered. The basis of shares received in excess of the shares surrendered upon exercise will be equal to the fair market value of the shares on the date of exercise, and the holding period for the shares received will commence on that date.

New Plan Benefits

        Each of the Company's nonemployee directors will receive Automatic Options to purchase 2,500 shares of Company Common Stock under the Director Plan on July 2, 2008. No Discretionary Options have been or will be made in respect of the Company's 2008 fiscal year prior to stockholder approval of the amendment to the Director Plan described herein. Because the number of Elective Options that may be acquired under the Director Plan by eligible participants in respect of the Company's 2008 fiscal year depends on elections to be made by such participants, the Company is not able to estimate the number of such options that may be acquired under the Director Plan by eligible participants. The Company's nonemployee directors have a financial interest in Proposal No. 2 because, if adopted, Proposal No. 2 would increase the number of shares available for issuance under the Director Plan to such nonemployee directors.

        The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Meeting and entitled to vote on the proposal to amend the Director Plan is required to amend the Director Plan.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL NO. 2.

PROPOSAL NO. 3
AMENDMENT OF THE COMPANY'S
2003 INCENTIVE PLAN

        Effective June 4, 2003, the Company adopted the 2003 Equity Incentive Plan (as amended, the "Incentive Plan"). On February 21, 2008, the Board of Directors, subject to shareholder approval, amended the Incentive Plan. The purpose of the proposed amendment is to permit certain performance-based cash awards to be made under the Incentive Plan. The amendment also adds appropriate language so as to enable grants of stock-based awards under the Incentive Plan to continue to be eligible for exclusion from the $1,000,000 limitation on deductibility under Section 162(m) of the Internal Revenue Code (the "Code"). On February 21, 2008, the Board of Directors also changed the name of the Incentive Plan from the "2003 Equity Incentive Plan" to the "2003 Incentive Plan," in part to reflect the proposed amendment described above.

        The Incentive Plan is intended to benefit the Company by offering equity-based and other incentives to certain of the Company's executives and employees, thereby encouraging the continuance of their involvement with the Company's businesses. The following is a summary description of the Incentive Plan and is qualified in its entirety by reference to the full text of the Incentive Plan, which is set forth as Appendix B to this Proxy Statement.

Description of the 2003 Incentive Plan

        The Incentive Plan will be administered by the Compensation Committee, or another committee consisting of not less than two directors as appointed from time to time by the Board of Directors. Only independent directors may serve on the committee administering the Incentive Plan (hereinafter, the "Committee"). Subject to the express provisions of the Incentive Plan, the Committee has the authority to interpret and construe the Incentive Plan and to adopt rules and regulations for administering the Incentive Plan. Such powers of the Committee include, except as otherwise provided in the Incentive Plan, exclusive authority to select the employees or determine classes of employees to be granted awards under the Incentive Plan, to determine the aggregate amount, type, size, and terms of the awards to be made to eligible employees, and to determine the time when awards will be granted. The Committee shall take into account compliance with Section 409A of the Code in connection with any grant of an award under the Incentive Plan, to the extent applicable.

        Executives and other employees of the Company (including directors and officers) who (i) are employed full time or part time by the Company or its subsidiaries on a salaried basis and (ii) are selected on the basis of such criteria as the Committee may determine, are eligible to participate in the Incentive Plan. Employees who participate in other incentive or benefit plans of the Company or any of its subsidiaries may also participate in the Incentive Plan.

        Awards may be granted in the form of any or a combination of the following:

  •
  Stock Options—options entitling the recipient to acquire shares of Common Stock upon payment of the exercise price, which shall consist of options intended to qualify as incentive stock options under Section 422 of the Code and nonqualified stock options;

  •
  Stock Appreciation Rights ("SARs")—rights entitling the holder upon exercise to receive cash or Common Stock, as the Committee determines, equal to a function (determined by the Committee using such factors as it deems appropriate) of the amount by which the Common Stock has appreciated in value since the date of the award;

  •
  Restricted Stock—an award of Common Stock subject to forfeiture if specified events are not satisfied;

  •
  Unrestricted Stock—an award of Common Stock not subject to any restrictions under the Incentive Plan;

  •
  Stock Unit Awards—awards payable in Common Stock that may, but are not required to, include awards subject to performance criteria;

  •
  Stock-Based Awards—awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock as deemed by the Committee to be consistent with the purposes of the Incentive Plan;

  •
  Cash Performance Awards—an award subject to performance criteria payable in cash;

  •
  Performance Awards—awards subject to performance criteria; or

  •
  Grants of cash, or loans, made in connection with other awards in order to help defray in whole or in part the economic cost (including tax cost) of the award to the participant.

        Under the Incentive Plan, "performance criteria" means specified criteria the satisfaction of which is a condition for the exercisability, vesting or full enjoyment of an award. For purposes of performance awards that are intended to qualify for the performance-based compensation exception under Section 162(m) of the Code, a performance criterion shall mean an objectively determinable measure of performance relating to any of the following (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): (i) sales; revenues; assets; liabilities; costs; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or other items, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; working capital requirements; stock price; stockholder return; sales, contribution or gross margin, of particular products or services; particular operating or financial ratios; customer acquisition, expansion and retention; or any combination of the foregoing; or (ii) acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) and refinancings; transactions that would constitute a change of control; or any combination of the foregoing. A performance criterion measure and targets with respect thereto determined by the Committee need not be based upon an increase, a positive or improved result or avoidance of loss. In the case of an award intended to be eligible for the performance-based compensation exception under Section 162(m), the Incentive Plan and such award shall be construed to the maximum extent permitted by law in a manner consistent with qualifying the award for such exception.

        Unless the Committee expressly provides otherwise, (A) an award requiring exercise by the holder will not be deemed to have been exercised until the Committee receives a written notice of exercise (in form acceptable to the Committee) signed by the appropriate person and accompanied by any payment required under the award; and (B) if the award is exercised by any person other than the participant, the Committee may require satisfactory evidence that the person exercising the award has the right to do so. The Committee shall determine the exercise price of each Stock Option or SAR; provided, that each Stock Option or SAR must have an exercise price that is not less than the fair market value of the Stock subject to the Stock Option, determined as of the date of grant. Where the exercise of an award is to be accompanied by payment, the Committee may determine the required or permitted forms of payment.

        The restrictions on Restricted Stock awards may include, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber shares while such shares are subject to other restrictions imposed under the Incentive Plan, the duration of such restrictions; the events (which may, in the discretion of the Committee, include performance-based events or objectives) the occurrence of which would cause a forfeiture of the Restricted Stock in whole or in part; and such other terms and conditions as the Committee in its discretion deems appropriate. If so determined by the Committee at the time of an award of Restricted Stock, the lapse of restrictions on Restricted Stock may be based on the extent of achievement over a specified performance period of one or more performance targets based on performance criteria established by the Committee. Restricted Stock awards shall be effective upon execution of the applicable Restricted Stock agreement by the Company and the participant. Following a Restricted Stock award and prior to the lapse or termination of the applicable restrictions, the share certificates for such Restricted Stock shall be held in escrow by the Company. Upon the lapse or termination of the applicable restrictions (and not before such time), the certificates for the Restricted Stock shall be issued or delivered to the participant. From the date a Restricted Stock award is effective, the participant shall be a shareholder with respect to all the shares represented by such certificates and shall have all the rights of a shareholder with respect to all such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the restrictions imposed by the Committee.

        Stock Unit Awards shall be evidenced by a written agreement in the form prescribed by the Committee in its discretion, which shall set forth the number of shares of Common Stock to be awarded pursuant to the award, the restrictions imposed thereon (which may include, without limitation: restrictions on the right of the grantee to sell, assign, transfer or encumber the award prior to vesting, and, in the discretion of the Committee, certain continued service requirements and terms under which the vesting of such awards might be accelerated) and such other terms and conditions as the Committee in its discretion deems appropriate. If so determined by the Committee at the time of the grant of a Stock Unit Award, vesting of the award may be contingent on achievement over a specified performance period of one or more performance targets based on performance criteria established by the Committee. Stock Unit Awards shall be effective upon execution of the applicable Stock Unit Award Agreement by the Company and the participant. Upon a determination of satisfaction of the applicable performance-related conditions and satisfaction of the applicable continued service requirements (and not before such time), shares of Stock shall be issued to the participant pursuant to the award. The participant shall not have any rights of a shareholder of the Company with respect to such shares prior to such issuance.

        The Committee shall have the authority in its discretion to grant to eligible participants Unrestricted Stock and other Stock-Based Awards and shall determine the terms and conditions, if any, of any other Stock-Based Awards made under the Incentive Plan. The Committee shall also have the authority in its discretion to grant to eligible participants awards not based on the Common Stock, including, without limitation, Cash Performance Awards, and other Performance Awards as deemed by the Committee to be consistent with the purposes of the Incentive Plan.

        A maximum of 1,250,000 shares of Common Stock, subject to adjustments for stock splits, stock dividends, mergers, consolidations, and similar transactions as provided in the Incentive Plan, may be delivered in satisfaction of Stock-Based Awards under the Incentive Plan. Currently, 441,001 shares of Common Stock remain available for issuance under the Incentive Plan.

        The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an award. To the extent that an award expires or is canceled, forfeited, settled in cash or otherwise terminated or concluded without a delivery to the participant of the full number of shares to which the award related, the undelivered shares will again be available for grant. Shares withheld in payment of the exercise price or taxes relating to an award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an award shall be deemed to constitute shares not delivered to the participant and shall be deemed to again be available for awards under the Incentive Plan; provided, however, that, where shares are withheld or surrendered more than ten years after the date of the most recent stockholder approval of the Incentive Plan or any other transaction occurs that would result in shares becoming so available, such shares shall not become available if and to the extent that it would constitute a material revision of the Incentive Plan subject to stockholder approval under then applicable rules of the national securities exchange on which the Stock is listed or the Nasdaq Stock Market, as applicable. Common Stock delivered by the Company under the Incentive Plan may be authorized but unissued Common Stock or previously issued Common Stock acquired by the Company and held in treasury. No fractional shares of Common Stock will be delivered under the Incentive Plan.

        In the event of any change in the Company's outstanding Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares, or other similar corporate change, an equitable adjustment shall be made, as determined by the Committee, so as to preserve, without increasing or decreasing, the value of awards and authorizations, in (i) the maximum number or kind of shares issuable or awards which may be granted under the Incentive Plan, (ii) the maximum number, kind or value of any Incentive Plan awards which may be awarded or paid in general or to any one employee or to all employees in a fiscal year, (iii) the performance-based events or objectives applicable to any Incentive Plan awards, (iv) any other aspect or aspects of the Incentive Plan or outstanding awards made thereunder as specified by the Committee, or (v) any combination of the foregoing. Such adjustments shall be made by the Committee and shall be conclusive and binding for all purposes of the Incentive Plan.

        Except as may otherwise be provided in an award agreement or a written employment agreement between the participant and the Company which has been approved by the Committee, upon certain fundamental corporate events described in the Incentive Plan, in lieu of providing the adjustment set forth above, the Committee may, in its discretion, cancel any or all vested and/or unvested awards as of the consummation of such corporate event, and provide that holders of awards so canceled will receive a payment in respect of cancellation of their awards based on the amount of the per share consideration being paid for the Common Stock in connection with such corporate event, less, in the case of Stock Options and other awards subject to exercise, the applicable exercise price, subject to and as set forth in the Incentive Plan.

        The maximum number of shares of Common Stock subject to awards that may be granted to any person in any calendar year shall be 150,000. In addition, in no event shall the number of awards providing for the acquisition of shares of Common Stock for a consideration less than fair market value as of the date of grant or exercise of such awards granted to all participants in any fiscal year exceed 250,000. For this purpose, fair market value may be determined as of a date not more than two trading days prior to the date of grant or exercise in order to facilitate compliance with the reporting requirements under Section 16 of the Securities Exchange Act of 1934. Subject to these limitations, each person eligible to participate in the Incentive Plan shall be eligible in any year to receive awards covering up to the full number of shares of Common Stock then available for awards under the Incentive Plan.

        No more than $1,000,000 may be paid to any individual with respect to any Cash Performance Award or other Performance Award (other than an award expressed in terms of shares of Common Stock or units representing Common Stock, which shall instead be subject to the limit set forth in the paragraph above). In applying the dollar limitation of the preceding sentence: (A) multiple Cash or other Performance Awards to the same individual that are determined by reference to performance periods of one year or less ending with or within the same fiscal year of the Company shall be subject in the aggregate to one $1,000,000 limit, and (B) multiple Cash or other Performance Awards to the same individual that are determined by reference to one or more multi-year performance periods ending in the same fiscal year of the Company shall be subject in the aggregate to separate $1,000,000 limits.

        The holder of a Incentive Plan award shall have no rights as a Company shareholder with respect thereto unless and until the date as of which shares of Common Stock shall have been issued in respect of such award.

        Except as the Committee shall otherwise determine, no Incentive Plan award or any rights or interests therein of the recipient thereof shall be assignable or transferable by such recipient except upon death to his or her designated beneficiary or by will or the laws of descent and distribution, and, except as aforesaid, during the lifetime of the recipient, a Incentive Plan award shall be exercisable only by, or payable only to, as the case may be, such recipient or his or her guardian or legal representative.

        The Board may at any time terminate or from time to time amend or suspend the Incentive Plan in whole or in part in such respects as the Board may deem advisable in order that awards granted thereunder shall conform to any change in the law, or in any other respect which the Board may deem to be in the best interests of the Company; provided, however, that no amendment of the Incentive Plan shall be made without shareholder approval if shareholder approval of the amendment is at the time required by applicable law, or by the rules of the Nasdaq Stock Market or any stock exchange on which Common Stock may be listed.

        The Board shall have the power to amend the Incentive Plan in any manner deemed necessary or advisable for awards granted under the Incentive Plan to qualify for exemption from Section 16(b) of the Securities Exchange Act of 1934, to qualify as "performance-based" compensation under Section 162(m) of the Code or to comply with applicable law, and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding awards theretofore granted under the Incentive Plan notwithstanding any contrary provisions contained in any award agreement. With the consent of the participant affected, the Board may amend outstanding agreements evidencing Incentive Plan awards in a manner not inconsistent with the terms of the Incentive Plan. Unless required by law, no such action or amendment shall adversely affect any rights of participants or obligations of the Company to participants with respect to any award theretofore made under the Incentive Plan without the consent of the affected participant. The Incentive Plan shall remain in effect, subject to the right of the Board of Directors to further amend or terminate the Incentive Plan at any time, until all shares subject to it shall have been purchased or acquired according to the Incentive Plan's provisions.

Federal Income Tax Consequences

        The following discussion of the Federal income tax consequences of the issuance of awards granted under the Incentive Plan is based upon the provisions of the Internal Revenue Code of 1986, as amended, as in effect on the date hereof, current regulations adopted and proposed thereunder, and existing administrative rulings and pronouncements of the Internal Revenue Service. It is not intended to be a complete discussion of all of the Federal income tax consequences of the Incentive Plan or of all of the requirements that must be met in order to qualify for the described tax treatment. The Incentive Plan provides the Company with broad discretion to grant many different types of awards. The discussion below illustrates the Federal income tax consequences of only some of the types of awards the Company is permitted to make under the Incentive Plan. Depending on the type of award granted under the Incentive Plan, the Federal income tax consequences to the Company and recipients of awards could materially differ from the discussion below. In addition, because the tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances and the type of award granted, each recipient should consider his or her personal situation and consult with his or her tax advisor with respect to the specific tax consequences applicable to each recipient. No information is provided in the discussion below about state tax laws.

        Nonqualified Stock Options.    An option holder will not recognize any taxable income upon the grant of a nonqualified option under the Incentive Plan. Generally, an option holder recognizes ordinary taxable income at the time a nonqualified option is exercised in an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price.

        However, if the Company imposes restrictions on the shares that do not permit the recipient to transfer the shares to others and that require the recipient to return the shares to the Company at less than fair market value upon termination of employment (a "risk of forfeiture"), the date on which taxable income (if any) is recognized will be the date on which the stock becomes "freely transferable" or not subject to risk of forfeiture (the "Recognition Date"). In this circumstance, the option holder will generally recognize ordinary taxable income on the Recognition Date in an amount equal to the excess of the fair market value of the shares at that time over the exercise price. If an option holder is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the date on which the fair market value of the shares is determined may similarly be postponed. The IRS regulations have not yet been amended to conform with the most recent changes to Section 16(b). However, it is generally anticipated that the date on which the fair market value of the shares is determined will be postponed to the earlier of (i) the date six months after the options are granted, or (ii) the first day on which the sale of the shares would not subject the holder to liability under Section 16(b). It is possible that the six month period will instead run from the option holder's most recent grant or purchase of stock prior to his or her exercise of the option.

        Despite this general rule, in the case of a risk of forfeiture, or in the case of holders subject to Section 16(b) (if the Recognition Date is after the date of exercise), then the option holder may make an election pursuant to Section 83(b) of the Code. In this case, the option holder will recognize ordinary taxable income at the time the option is exercised and not on the later date. In order to be effective, the Section 83(b) election must be filed with the Company and the Internal Revenue Service within 30 days of exercise.

        The Company will generally be entitled to a compensation deduction for Federal income tax purposes in an amount equal to the taxable income recognized by the option holder, provided the Company reports the income on a form W-2 or 1099, whichever is applicable, that is timely provided to the option holder and filed with the IRS.

        When an option holder subsequently disposes of the shares of Common Stock received upon exercise of a nonqualified option, he or she will recognize long-term or short-term capital gain or loss (depending upon the holding period), in an amount equal to the difference between the sale price and the fair market value on the date on which the option holder recognized ordinary taxable income as a result of the exercise of the nonqualified option. The holding period for the shares generally would begin on the date the shares were acquired and would not include the period of time during which the option was held.

        An option holder who pays the exercise price for a nonqualified option, in whole or in part, by delivering shares of Common Stock already owned by him or her will recognize no gain or loss for Federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above.

        Any nonqualified options having an exercise price less than the fair market value of the Common Stock at the time such options are granted may be considered deferred compensation subject to Section 409A of the Code. Section 409A provides rules regarding the timing of deferred compensation payments. Independent of the tax treatment described above, an additional 20% tax would be imposed on the grant of nonqualified options that fail to comply with the rules of Section 409A.

        Incentive Stock Options.    An option holder generally will not recognize taxable income upon either the grant or the exercise of an incentive stock option. However, under certain circumstances, there may be alternative minimum tax or other tax consequences, as discussed below.

        An option holder will recognize taxable income upon the disposition of the shares received upon exercise of an incentive stock option. Any gain recognized upon a disposition that is not a "disqualifying disposition" will be taxable as long-term capital gain. A "disqualifying disposition" means any disposition of shares acquired on the exercise of an incentive stock option within two years of the date the option was granted or within one year of the date the shares were issued to the option holder. The use of shares acquired pursuant to the exercise of an incentive stock option to pay the option price under another stock option is treated as a disposition for this purpose. In general, if an option holder makes a disqualifying disposition, an amount equal to the excess of (a) the lesser of (i) the fair market value of the shares on the date of exercise or (ii) the amount actually realized on the disposition over (b) the option exercise price, will be taxable as ordinary income and the balance of the gain recognized, if any, will be taxable as either long-term or short-term capital gain, depending on the optionee's holding period for the shares. The holding period for the shares generally would begin on the date the shares were acquired and would not include the period of time during which the option was held. In the case of a gift or certain other transfers, the amount of ordinary income taxable to the optionee is not limited to the amount of gain which would be recognized in the case of a sale. Instead, it is equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price.

        The tax result may change if (a) the Company imposes restrictions on the shares which do not permit the recipient to transfer the shares to others and which require the recipient to return the shares to the Company at less than fair market value upon termination of employment, or (b) the recipient is an officer or director of the Company subject to Section 16(b). In the case of a disqualifying disposition of shares acquired pursuant to the exercise of such an incentive stock option, the date on which the fair market value of the shares is determined may be postponed, and the tax consequences will be similar to the treatment that applies to shares acquired pursuant to nonqualified options granted under the Incentive Plan, including the ability to make a Section 83(b) election, as described above.

        In general, in the year an incentive stock option is exercised, the holder must include the excess of the fair market value of the shares issued upon exercise over the exercise price in the calculation of alternative minimum taxable income. The application of the alternative minimum tax rules for an option holder subject to Section 16(b) or who receives shares that are not "substantially vested" are more complex and may depend upon whether the holder makes a Section 83(b) election, as described above.

        The Company will not be entitled to any deduction with respect to the grant or exercise of an incentive stock option provided the holder does not make a disqualifying disposition. If the option holder does make a disqualifying disposition, the Company will generally be entitled to a deduction for Federal income tax purposes in an amount equal to the taxable income recognized by the holder, provided the Company reports the income on a Form W-2 or 1099 (whichever is applicable) that is timely provided to the option holder and filed with the IRS.

        Stock Appreciation Rights.    A recipient of a SAR will not be considered to receive any income at the time a SAR is granted, nor will the Company be entitled to a deduction at that time. Upon the exercise of a SAR, the holder will have ordinary income equal to the cash received upon the exercise. At that time, the Company will be entitled to a tax deduction equal to the amount of ordinary income realized by the holder.

        To the extent that a SAR is settled in cash or is granted at a price that is less than the fair market value of the Common Stock on the date of grant, such SAR should be considered deferred compensation subject to Section 409A of the Code. Section 409A provides rules regarding the timing of deferred compensation payments. Independent of the tax treatment described above, an additional 20% tax would be imposed on the grant of a SAR that fails to comply with the rules of Section 409A.

        Restricted Stock and Performance Shares.    The recipient of restricted stock or performance shares will generally not recognize income at the time that shares subject to such restrictions are issued, unless a section 83(b) election (described below) is made. Absent a section 83(b) election, recipients of restricted shares will recognize income at the time the restrictions are removed from the shares. In such event, recipients will recognize ordinary compensation income on the date the restrictions are removed in an amount equal to the excess of the then fair market value of such shares over the purchase price (if any) paid for such shares. The tax basis in the shares with respect to which restrictions are removed will be equal to the sum of the amount paid for such shares plus the amount of ordinary compensation income recognized by the recipient. The holding period for such shares for purposes of determining whether any capital gain or loss is short term or long term will begin just after the restrictions are removed (absent a Section 83(b) election).

        Recipients will generally recognize capital gain or loss on a sale or exchange of the shares. The gain or loss will equal the difference between the proceeds received and the adjusted tax basis in the shares. The gain or loss recognized on a sale or exchange of the shares will be long-term capital gain or loss if the shares are held for more than one year. The deductibility of capital losses is subject to limitation.

        If a recipient makes a section 83(b) election with respect to the shares, the recipient will recognize ordinary compensation income at the time the shares are issued and not when the restrictions are removed from such shares. In such event, the tax basis in the shares would equal their fair market value on the date issued, and the holding period for the shares would begin just after such date. However, if a section 83(b) election is made and any shares are forfeited, a recipient will not be entitled to recover any of the taxes paid in connection with the 83(b) election described above, nor will the recipient receive any capital loss. The advisability of making a section 83(b) election will depend on various factors and each recipient's individual circumstances. Recipients are urged to consult with his or her own tax advisors regarding whether, where and how to make a section 83(b) election. Recipients who decide to do so must make a section 83(b) election no later than the thirtieth day following the issuance of the shares and, once made, such election generally would be irrevocable by a recipient.

        Any distributions that the Company makes in respect of the shares will be treated as a dividend, taxable to recipients as ordinary income, to the extent it is paid out of the Company's current or accumulated earnings and profits. If the distribution exceeds the Company's current or accumulated earnings and profits, such excess will be treated first as a tax-free return of the recipient's investment, up to the recipient's basis in the shares. Any remaining excess will be treated as capital gain. The Company will generally be entitled to a compensation deduction for Federal income tax purposes in an amount equal to, and at the same time as, the ordinary compensation income recognized by recipients. The Company will report the income on a Form W-2 or 1099, whichever is applicable, and will recognize a deduction in such amount.

        Restricted stock and performance shares may be considered deferred compensation subject to Section 409A of the Code. Section 409A provides rules regarding the timing of deferred compensation payments. Independent of the tax treatment described above, an additional 20% tax would be imposed on the grant of restricted stock or performance shares that fail to comply with the rules of Section 409A.

        Common Stock.    A person who receives an award of Common Stock generally will have taxable income at the time the shares are received (i) in an amount equal to the excess of the then fair market value of such shares over the purchase price (if any) paid for such shares, if the Common Stock is not subject to restrictions, or (ii) as described in the preceding paragraph for restricted stock, if they are subject to restrictions. The tax treatment of a stock award that consists of other rights will depend on the provisions of the award. It may be immediately taxable if there are no restrictions on the receipt of the cash or other property that the stock award represents, or the tax consequences may be deferred if the receipt of cash or other property for the stock award is restricted, or subject to vesting or performance goals. In those situations in which a participant receives property subject to restrictions, the participant may wish to make a Section 83(b) election, as described above. At the time that the holder of the stock award has ordinary income, the Company will be entitled to a tax deduction equal to the amount of ordinary income realized by the holder.

        An award of Common Stock may be considered deferred compensation subject to Section 409A of the Code. Section 409A provides rules regarding the timing of deferred compensation payments. Independent of the tax treatment described above, an additional 20% tax would be imposed on an award of Common Stock that fails to comply with the rules of Section 409A.

New Plan Benefits

        As described above under "Proposal No. 1—Recent Developments—Interest of R. Jeffrey Bailly in Proposal No. 3," if Proposal No. 3 is approved, R. Jeffrey Bailly may receive grants of (i) up to 75,000 stock unit awards and (ii) a cash bonus of $141,750, subject to adjustment as described above, in each case under and pursuant to the terms of the Incentive Plan and depending on the Company's 2008 operating income measured against specified 2008 operating income targets established by the Compensation Committee. The terms of these awards are discussed in detail above. In addition, the Company's named executive officers and employee directors have a general ongoing financial interest in Proposal No. 3 because, if adopted, Proposal No. 3 would increase the types of awards issuable under the Incentive Plan to such executive officers and employee directors.

        The affirmative vote of the holders of a majority of shares of Common Stock present in person or by proxy at the Meeting and entitled to vote on the proposal to amend the Incentive Plan is required to amend the Incentive Plan.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL NO. 3.

PROPOSAL NO. 4
TO ADJOURN THE ANNUAL MEETING OF STOCKHOLDERS
OF
UFP TECHNOLOGIES, INC.

        Proposal No. 4 asks the stockholders of the Company to consider and vote upon a proposal to approve an adjournment of the Meeting, if necessary, including adjournments to permit further solicitation of proxies in favor of each of the proposals to elect directors, to amend the 1998 Director Stock Option Incentive Plan and to amend the 2003 Incentive Plan.

        If a quorum is not present at the Meeting, stockholders of the Company may be asked to vote on the proposal to adjourn the Meeting to solicit additional proxies. If a quorum is present at the Meeting, but there are not sufficient votes at the time of the Meeting to approve one or more of the proposals, stockholders of the Company may also be asked to vote on the proposal to approve the adjournment of the Meeting to permit further solicitation of proxies in favor of the other proposals.

        If the adjournment proposal is submitted for a vote at the Meeting, and if stockholders of the Company vote to approve the adjournment proposal, the Meeting will be adjourned to enable the Company's Board of Directors to solicit additional proxies in favor of one or more proposals. If the adjournment proposal is approved, and the Meeting is adjourned, the Company's Board of Directors will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal. Among other things, approval of the adjournment proposal could mean that, even though the Company may have received proxies representing a sufficient number of votes against a proposal to defeat it, management of the Company could present the adjournment proposal for a vote of the Company's stockholders and thereby cause the Meeting to be adjourned without a vote on the proposal, and seek during that period to convince the holders of those shares to change their votes to vote in favor of the proposal.

        The Company's Board of Directors believes that, if the number of shares of Common Stock voting in favor of any of the proposals presented at the Meeting is insufficient to approve a proposal, it is in the best interests of the Company's stockholders to enable the Company's Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal.

        The affirmative vote of the holders of a majority of shares of Common Stock present in person or by proxy at the Meeting and entitled to vote on the proposal to adjourn the Meeting is required to adjourn the Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL NO. 4.

OTHER MATTERS

Voting Procedures

        The votes of stockholders present in person or represented by proxy at the Meeting will be tabulated by an inspector of elections appointed by the Company. A quorum, consisting of a majority of shares of all stock issued, outstanding and entitled to vote at the Meeting, will be required to be present in person or by proxy for consideration of the proposal to elect directors. If a quorum is not present, a vote of a majority of the votes properly cast will adjourn the Meeting.

        The nominees for director of the Company who receive the greatest number of votes cast by stockholders present in person or represented by proxy at the Meeting and entitled to vote thereon will be elected directors of the Company. The affirmative vote of the holders of a majority of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote thereon is required to approve the amendment to the 1998 Director Stock Option Incentive Plan, the amendment to the 2003 Incentive Plan, and to adjourn the Meeting.

        Abstentions will have no effect on the outcome of the vote for the election of directors, but will have the effect of being cast against the other proposals, even though the stockholder so abstaining may intend a different result.

        Shares of Common Stock held of record by brokers who do not return a signed and dated proxy will not be considered present at the Meeting, will not be counted towards a quorum and will not be voted in the election of directors or on the other proposals. Shares of Common Stock held of record by brokers who return a signed and dated proxy but who fail to vote (a "broker nonvote") on the election of directors or on the other proposals will count toward the quorum but will have no effect on the proposals not voted.

Reporting Under Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10 percent of the Company's Common Stock to file initial reports of their ownership and changes in ownership of the Company's Common Stock with the SEC. Based solely on the Company's review of the copies of such reports it has received and written representations from certain reporting persons, the Company believes that each person who was required to file such reports complied with the applicable filing requirements during 2007.

Other Proposed Action

        The Board of Directors knows of no matters that may come before the Meeting other than those discussed above. However, if any other matters should properly be presented to the Meeting, the persons named as proxies shall have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment and applicable laws and regulations.

Stockholder Communications

        Stockholders may contact the Board of Directors of the Company by writing to them c/o Investor Relations, UFP Technologies, Inc., 172 East Main Street, Georgetown, MA 01833. All communications directed to the Board will be delivered to the entire Board of Directors.

Stockholder Proposals and Recommendations for Director

        Stockholder proposals for inclusion in the Company's proxy materials for the Company's 2008 Annual Meeting of Stockholders must be received by the Company no later than December 26, 2008.

These proposals must also meet the other requirements of the rules of the Securities and Exchange Commission and the Company's Bylaws relating to stockholder proposals.

        Stockholders who wish to make a proposal at the Company's 2009 Annual Meeting other than one that will be included in the Company's proxy materials should notify the Company no later than March 14, 2009. If a stockholder who wishes to present such a proposal fails to notify the Company by this date, the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder's proposal if it is properly brought before the meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the proxy rules of the Securities and Exchange Commission.

        Stockholders may make recommendations to the Board of Directors of candidates for its consideration as nominees for director at the Company's 2009 Annual Meeting of Stockholders by submitting the name, qualifications, experience and background of such person, together with a statement signed by the nominee in which he or she consents to act as such, to the Board of Directors, c/o Secretary, UFP Technologies, Inc., 172 East Main Street, Georgetown, MA 01833. Notice of such recommendations should be submitted in writing as early as possible, but in any event not later than 90 days prior to the anniversary date of the immediately preceding annual meeting or special meeting in lieu thereof and must contain specified information and conform to certain requirements set forth in the Company's Bylaws. The letter of recommendation from one or more stockholders should state whether or not the person(s) making the recommendation has beneficially owned 5% or more of the Company's Common Stock for at least one year. The Board of Directors may refuse to acknowledge the nomination of any person not made in compliance with these procedures or in the Company's Bylaws.

Incorporation By Reference

        To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled "Report of the Audit Committee" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

Annual Report on Form 10-K

        Copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007 as filed with the Securities and Exchange Commission, this Proxy Statement and the Proxy Card are available to stockholders without charge at the Company's website, www.ufpt.com, and upon written request addressed to Investor Relations, UFP Technologies, Inc. at 172 East Main Street, Georgetown, Massachusetts 01833.

        IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

APPENDIX A

UFP TECHNOLOGIES, INC.
1998 DIRECTOR STOCK OPTION INCENTIVE PLAN
(AS AMENDED FEBRUARY 24, 1999, JULY 2, 2001, FEBRUARY 28, 2002, APRIL 28, 2004, FEBRUARY 26, 2007 AND FEBRUARY 21, 2008)

        1.     Statement of Purpose.    This 1998 Director Stock Option Incentive Plan (as amended, the "Plan") is intended to promote the interests of UFP Technologies, Inc., a Delaware corporation (the "Company"), by offering non-employee members of the Board of Directors of the Company (individually a "Non-employee Director" and collectively "Non-employee Directors") the opportunity to participate in a special stock option program designed to provide them with significant incentives to remain in the service of the Company.

        2.     Administration.    The Plan shall be administered by the Board of Directors of the Company or by any committee of the Board of Directors, including the Compensation Committee (the "Committee"). The Committee shall have full and plenary authority to interpret the terms and provisions of the Plan.

        3.     Eligibility.    Non-employee Directors of the Company shall be eligible to receive grants of non-statutory options under this Plan (individually an "Option" and collectively "Options") pursuant to the provisions of Section 5 hereof.

        4.     Stock Subject to Plan.    The stock issuable under this Plan shall be shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"). Such shares may be made available from authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company. The aggregate number of shares of Common Stock issuable upon exercise of Options under this Plan shall not exceed 975,000 shares, subject to adjustment from time to time in accordance with Section 9 hereof.

        5.     Granting of Options.

  a.
  Automatic Granting of Options.

        (i)    Commencing July 1, 1999, and continuing in effect on July 1, in each subsequent calendar year, each individual who is at the time serving as a Non-employee Director shall receive an automatic grant of an Option to purchase 2,500 shares of Common Stock (subject to adjustment as provided in Section 10 hereof). Each Option granted pursuant to this Section 5(a) (herein referred to individually as an "Automatic Option" or collectively as "Automatic Options") shall be for a term of ten (10) years. Each Option shall become exercisable for any or all of the shares covered by such Option on the later of the date on which this Plan is ratified by the shareholders of the Company or on the date of automatic grant pursuant to this Section 5(a). The Automatic Option shall thereafter remain so exercisable until the expiration or sooner termination of the Option term. The foregoing automatic grant dates under this Section 5(a) are herein referred to individually as an "Automatic Grant Date" and collectively as "Automatic Grant Dates".

        (ii)   Should an Optionee cease to be a member of the Board of Directors of the Company for any reason other than death or permanent disability, such Optionee's Automatic Options may be exercised (to the extent they were exercisable on the date of such termination) by the Optionee or, if he or she is not living, by his or her heirs, legatees or legal representative, as the case may be, during their specified term but not later than three (3) months after the date of such termination.

        (iii)  Should an Optionee cease to be a member of the Board of Directors of the Company because of death or permanent disability (as that term is defined in Section 22(e)(3) of the Code, as now in effect or as subsequently amended), such Automatic Options may be exercised in full, by the Optionee or, if he or she is not living, by his or her heirs, legatees or legal representatives, as the case may be, during their specified term but not later than one (1) year after the date of death or permanent disability.

  b.
  Options in Lieu of Director Fees.

        (i)    Each Non-Employee Director may elect to receive any or all of his or her annual director fees or fees for serving as a member of any committee of the Board of Directors earned during the second half of 1998 and each subsequent calendar year in the form of Non-Qualified Stock Options under this Section 5(b). Each Option granted pursuant to this Section 4(b) is herein referred to individually as an "Elective Option" or collectively as "Elective Options". Each such election must be irrevocable, and made in writing and filed with the Secretary of the Company by June 30, 1998 (for fees earned in the second half of 1998) and (for fees earned in subsequent calendar years) by December 31 of each year for fees to be received in the following calendar year.

        (ii)   A Non-Employee Director may file a new election each calendar year applicable to fees earned in the immediately succeeding calendar year. If no new election or revocation of a prior election is received by December 31 of any calendar year, the election, if any in effect for such calendar year shall continue in effect for the immediately succeeding calendar year. If a director does not elect to receive his or her fees in the form of Non-Qualified Stock Options, the fees otherwise due such director shall be paid in accordance with the normal payment dates of director fees, as the same may be amended from time to time by the Company.

        (iii)  The number of common shares covered by each Elective Option granted in any year under this Section 5(b) shall be determined based on an independent appraisal for such year of the intrinsic value of options granted hereunder and the amount of fees covered by the director's election for such year. The number of common shares covered by options granted in 1998 and 1999 (as determined under this procedure) shall be the number of whole shares equal to (A) the product of three (3) times the amount of fees which the director has elected under subsection (i) to receive in the form of Elective Options, divided by (B) One Hundred percent (100%) of the fair market value of one common share on the grant date. Any fraction of a share shall be disregarded, and the remaining amount of the fees corresponding to such option shall be paid in cash.

        (iv)  Each Elective Option due a director under this Section 5(b) shall be issued as of the date of the Annual Meeting of Stockholders of the Company held in the calendar year during which the corresponding fees otherwise due the director would have been paid and at a purchase price equal to One Hundred percent (100%) of the fair market value of the common shares covered by such option on the grant date, provided, however, that with respect to fees earned during the second half of 1998, the date of grant shall be July 15, 1998. Each Elective Option shall have a term of ten (10) years and shall become exercisable for any or all of the shares covered by such Elective Option on the later of the date on which this plan is ratified by the shareholders of the Company or on the date of grant pursuant to this Section 5(b). The Elective Option shall thereafter remain so exercisable until the expiration or sooner termination of the Option term. The foregoing elective grant dates under this Section 5(b) are herein referred to individually as an "Elective Grant Date" and collectively as "Elective Grant Dates".

        (v)   Each Elective Option shall remain in effect for the remainder of the option term following the termination of the Optionee's service on the Board of Directors of the Company. In the event of the death or permanent disability (as that term is defined in Section 22(e)(3) of the Code, as now in effect or as subsequently amended) of the Optionee, such Elective Options may be exercised in full, by the Optionee or, if he or she is not living, by his or her heirs, legatees or legal representatives, as the case may be, during their specified term.

  c.
  Discretionary Granting of Options.

        (i)    In addition to the Automatic Options and Elective Options, the Committee may grant non-qualified options to Non-Employee Directors from time to time in the discretion of the Committee subject to the provisions of this Section 5(c) and the other provisions of this Plan. Each Option granted pursuant to this Section 5(c) is herein referred to individually as a "Discretionary Option" or collectively as "Discretionary Options". The grant of a Discretionary Option pursuant to this Section 5(c) shall be evidenced by a written Non-Qualified Stock Option Agreement, executed by the Company and the Non-Employee Director, stating the number of shares of Common Stock subject to such Option evidenced thereby and in such form and with such restrictions and subject to such conditions as the Committee may from time to time determine, which need not be the same for each grant or for each participant.

        (ii)   Each Discretionary Option shall be for a term of not more than ten years. Each Discretionary Option shall become exercisable in such installments as may be determined from time to time by the Committee but not earlier than the date on which this Plan is ratified by the shareholders of the Company. In addition, subject to such shareholders ratification, the Committee may, in its discretion (i) accelerate the exercisability of such option subject to such terms as the Committee deems necessary and appropriate to effectuate the purpose of the Plan; or (ii) at any time prior to the expiration or termination of any Option previously granted, extend the term of any such option for such period as the Committee in its discretion shall determine. In no event, however, shall the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, exceed ten years. Subject to the foregoing, all or any part of the shares to which the right to purchase has accrued may be purchased at the time of such accrual or at any time or times thereafter during the option period.

        (d)   The Non-employee Directors receiving Options are herein referred to individually as an "Optionee" and collectively as "Optionees." Options granted under this Plan are not intended to be treated as incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

        (e)   In the event that an Option expires or is terminated or canceled unexercised as to any shares of Common Stock, the shares subject to the Option, or portion thereof not so exercised, shall be available for subsequent grants of Automatic Options, Elective Options or Discretionary Options under this Plan.

        (f)    Should the total number of shares of Common Stock at the time available under this Plan not be sufficient for the automatic or elective grants to be made at that particular time, the available shares shall be allocated proportionately among all Automatic and Elective Option grants to be made at that time.

        6.     Exercise Price.    The exercise price of a Discretionary Option shall be determined by the Committee in its discretion, and may be greater than, but not less than the fair market value, at the time the option is granted, of the shares of Common Stock subject to the option. The exercise price of an Automatic Option or an Elective Option shall be 100% of the fair market value of Common Stock as of the applicable Automatic Grant Date or Elective Grant Date. Such fair market value shall be deemed to be the closing price of the Common Stock on the trading day coinciding with the date of the grant of the option, or if not trading on date of grant of the option, then the closing price as of the next following trading day. If shares of the Common Stock shall not have been traded on any national exchange or interdealer quotation system for more than 10 days immediately preceding the date of grant of such option or if deemed appropriate by the Committee for any other reason, the fair market value of shares of Common Stock shall be determined by the Committee in such manner as it may deem appropriate. In no event shall the exercise price of any share of Common Stock be less than its par value.

7.
Exercise of Option.

        a.     A Discretionary Option may be exercised in such manner as may be provided in the applicable Non-Qualified Stock Option Agreement referred to in Section 5(c)(i) hereof. An Automatic Option or an Elective Option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased either in cash, or its equivalent, or by tendering previously owned shares of the Common Stock of the Company, or by a combination of these methods. Payment may also be made, if in accordance with applicable law (i) by delivery (including delivery by facsimile transmission) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company to pay for the exercise price, or (ii) by any other means which the Committee, in its discretion, determines to be consistent with the Plan's purpose. For the purpose of this Section 7, the per share value of the Common Stock of the Company shall be the fair market value determined in accordance with Section 6 hereof, except using the trading day next preceding the date of exercise. Any Optionee holding two or more options that are partially or wholly exercisable at the same time may exercise said options (to the extent they are then exercisable) in any order the Optionee chooses, regardless of the order in which said options were granted.

        b.     At the time of exercise of any Option, the Company may, if it shall determine it necessary or desirable for any reason, require the Optionee (or his heirs, legatees or legal representative, as the case may be) as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionee (or his or her heirs, legatees or legal representative, as the case may be) upon his or her exercise of part or all of the Option and a stop transfer order may be placed with the transfer agent. Each Option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with the issue or purchase of shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

        8.     Non-Transferability.    Except as otherwise provided in an Optionee's option agreement, or as otherwise permitted by the Committee in its discretion, Options shall not be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder. Subject to the foregoing, during the lifetime of the Optionee, Options shall be exercisable only by the Optionee.

        9.     Adjustments.    The number of shares subject to this Plan and to Options granted under this Plan shall be adjusted as follows: (a) in the event that the number of outstanding shares of Common Stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to this Plan and to Options granted hereunder shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted, on an equitable basis for each share of Common Stock then subject to this Plan, whether or not at the time subject to outstanding Options, the number and kind of shares of stock or other securities to which the holders of shares of Common Stock will be entitled pursuant to the transaction; and (c) in the event of any other relevant change in the capitalization of the Company, an equitable adjustment shall be made in the number of shares of Common Stock then subject to this Plan, whether or not then subject to outstanding Options. In the event of any such adjustment the exercise price per share shall be proportionately adjusted.

        10.   Amendment or Discontinuance of Plan.    This Plan may from time to time (i) be amended by action of the Board of Directors, if permitted by law (including without limitation any listing standards of the Nasdaq Stock Market then applicable to the Company), or (ii) be amended or discontinued by action of the stockholders of the Company. Notwithstanding the foregoing, no amendment or discontinuance shall change or impair any Options previously granted without the consent of the Optionee.

        11.   No Impairment of Rights.    Nothing in this Plan or any Automatic Grant or Elective Grant made pursuant to this Plan shall be construed or interpreted so as to affect adversely or otherwise impair the Company's right to remove any Optionee from service on the Board of Directors of the Company at any time in accordance with the provisions of the Company's By-laws and applicable law.

        12.   Effective Date.    This Plan was adopted and authorized by the Board of Directors of the Company on June 3, 1998 and became effective on July 15, 1998. The Plan was amended on February 24, 1999, July 2, 2001, February 28, 2002, April 28, 2004, and February 26, 2007. The Plan was further amended on February 21, 2008 subject to ratification by the stockholders of the Company at the Annual Meeting of Stockholders to be held on June 4, 2008.

APPENDIX B

UFP TECHNOLOGIES, INC.
2003 INCENTIVE PLAN
(as amended on February 21, 2008)

        1.     Statement of Purpose.    The purpose of this 2003 Incentive Plan (formerly known as the 2003 Equity Incentive Plan and hereinafter referred to as the "Plan") is to benefit UFP TECHNOLOGIES, INC. (the "Company") through the maintenance and development of its businesses by offering equity-based and other incentives to certain present and future executives and other employees who are in a position to contribute to the long-term success and growth of the Company, thereby encouraging the continuance of their involvement with the Company and/or its subsidiaries.

        2.     Administration of the Plan.

(a)    Board or Committee Administration.    The Plan shall be administered by the Compensation Committee of the Company's Board of Directors (the "Board") or such other committee thereof consisting of such members (not less than two) of the Board as are appointed from time to time by the Board (the "Compensation Committee"), each of the members of which, at the time of any action under the Plan, shall be (i) a "non-employee director" as then defined under Rule 16b-3 under the Act (or meeting comparable requirements of any successor rule relating to exemption from Section 16(b) of the Act), (ii) an "outside director" as then defined under Section 162(m) of the Internal Revenue Code ("Section 162(m)") and (iii) an "independent director" as then defined under the rules of the Nasdaq Stock Market (or meeting comparable requirements of any stock exchange on which the Company's Common Stock, $.01 par value (the "Common Stock") may then be listed). Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. The Committee shall have all necessary powers to administer and interpret the Plan. Such powers of the Compensation Committee include exclusive authority (within the limitations described and except as otherwise provided in the Plan) to select the employees or determine classes of employees to be granted Awards under the Plan, to determine the aggregate amount, type, size, and terms of the Awards to be made to eligible employees, and to determine the time when Awards will be granted. The Compensation Committee may take into consideration recommendations from the appropriate officers of the Company with respect to making the foregoing determinations as to Plan Awards, administration, and interpretation. The Committee shall have full power and authority to adopt such rules, regulations, agreements and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. The Committee's interpretations of the Plan and all action taken and determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all parties concerned, including the Company, its shareholders and any director or employee of the Company or any Subsidiary.

(b)    Committee Actions.    The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. A majority of the Committee shall constitute a quorum and acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

(c)    Performance-based Compensation.    In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Committee shall exercise its discretion consistent with qualifying the Award for such exception.

(d)    Section 409A.    The Committee shall take into account compliance with Section 409A of the Internal Revenue Code in connection with any grant of an Award under the Plan, to the extent applicable.

        3.     Eligibility.    Participation in the Plan shall be limited to executives or other employees (including officers and directors who are also employees) of the Company and its Subsidiaries selected on the basis of such criteria as the Committee may determine. Employees who participate in other incentive or benefit plans of the Company or any Subsidiary may also participate in this Plan. As used herein, the term "employee" shall mean any person employed full time or part time by the Company or a Subsidiary on a salaried basis, and the term "employment" shall mean full-time or part-time salaried employment by the Company or a Subsidiary.

        4.     Rules Applicable to Awards.

(a)    All Awards.

          (i)    Awards.    Awards may be granted in the form of any or a combination of the following: Stock Options; SARs; Restricted Stock; Unrestricted Stock; Stock Unit Awards, other Stock-Based Awards; Cash Performance Awards; other Performance Awards; or grants of cash, or loans, made in connection with other Awards in order to help defray in whole or in part the economic cost (including tax cost) of the Award to the Participant.

          (ii)   Terms of Awards.    The Committee shall determine the terms of all Awards subject to the limitations provided herein.

          (iii)  Performance Criteria.    Where rights under an Award depend in whole or in part on satisfaction of Performance Criteria, actions by the Company that have an effect, however material, on such Performance Criteria or on the likelihood that they will be satisfied will not be deemed an amendment or alteration of the Award.

          (iv)  Vesting, Etc.    Without limiting the generality of Section 4(a)(ii), the Committee may determine the time or times at which an Award will vest (i.e., become free of forfeiture restrictions) or become exercisable and the terms on which an Award requiring exercise will remain exercisable.

          (v)   Section 162(m).    The Committee in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify. In the case of an Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Plan and such Award shall be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception. In the case of a Performance Award intended to qualify as performance-based for the purposes of Section 162(m), the Committee shall pre-establish in writing one or more specific Performance Criteria no later than 90 days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)). Prior to payment of any Performance Award intended to qualify as performance-based under Section 162(m), the Committee shall certify whether the Performance Criteria have been attained, and such determination shall be final and conclusive. In the case of a Performance Award intended to qualify as performance-based for the purposes of Section 162(m), the provisions of this Section 4(a)(v) shall be construed in a manner that is consistent with the regulations under Section 162(m).

(b)    Awards Requiring Exercise.

          (i)    Time and Manner of Exercise.    Unless the Committee expressly provides otherwise, (A) an Award requiring exercise by the holder will not be deemed to have been exercised until the

  Committee receives a written notice of exercise (in form acceptable to the Committee) signed by the appropriate person and accompanied by any payment required under the Award; and (B) if the Award is exercised by any person other than the Participant, the Committee may require satisfactory evidence that the person exercising the Award has the right to do so.

          (ii)   Exercise Price.    The Committee shall determine the exercise price of each Stock Option or SAR; provided, that each Stock Option or SAR must have an exercise price that is not less than the fair market value of the Stock subject to the Stock Option, determined as of the date of grant.

          (iii)  Payment of Exercise Price, If Any.    Where the exercise of an Award is to be accompanied by payment, the Committee may determine the required or permitted forms of payment.

(c)    Awards Not Requiring Exercise.

          (i)    Restricted Stock.    Restricted Stock awards shall be evidenced by a written agreement in the form prescribed by the Committee in its discretion, which shall set forth the number of shares of Common Stock awarded, the restrictions imposed thereon (which may include, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber shares while such shares are subject to other restrictions imposed under this Section 4), the duration of such restrictions; the events (which may, in the discretion of the Committee, include performance-based events or objectives) the occurrence of which would cause a forfeiture of the Restricted Stock in whole or in part; and such other terms and conditions as the Committee in its discretion deems appropriate. If so determined by the Committee at the time of an award of Restricted Stock, the lapse of restrictions on Restricted Stock may be based on the extent of achievement over a specified performance period of one or more performance targets based on performance criteria established by the Committee. Restricted Stock awards shall be effective upon execution of the applicable Restricted Stock agreement by the Company and the Participant. Following a Restricted Stock award and prior to the lapse or termination of the applicable restrictions, the share certificates for such Restricted Stock shall be held in escrow by the Company. Upon the lapse or termination of the applicable restrictions (and not before such time), the certificates for the Restricted Stock shall be issued or delivered to the Participant. From the date a Restricted Stock award is effective, the Participant shall be a shareholder with respect to all the shares represented by such certificates and shall have all the rights of a shareholder with respect to all such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the restrictions imposed by the Committee.

          (ii)   Stock Unit Awards.    Stock Unit Awards shall be evidenced by a written agreement in the form prescribed by the Committee in its discretion, which shall set forth the number of shares of Common Stock to be awarded pursuant to the Award, the restrictions imposed thereon (which may include, without limitation: restrictions on the right of the grantee to sell, assign, transfer or encumber the Award prior to vesting, and, in the discretion of the Committee, certain continued service requirements and terms under which the vesting of such Awards might be accelerated) and such other terms and conditions as the Committee in its discretion deems appropriate. If so determined by the Committee at the time of the grant of a Stock Unit Award, vesting of the Award may be contingent on achievement over a specified performance period of one or more performance targets based on performance criteria established by the Committee. Stock Unit Awards shall be effective upon execution of the applicable Stock Unit Award Agreement by the Company and the Participant. Upon a determination of satisfaction of the applicable performance-related conditions and satisfaction of the applicable continued service requirements, (and not before such time), shares of Stock shall be issued to the Participant pursuant to the Award. The Participant shall not have any rights of a shareholder of the Company with respect to such shares prior to such issuance.

          (iii)  Unrestricted Stock and Other Stock-Based Awards.    The Committee shall have the authority in its discretion to grant to eligible Participants Unrestricted Stock and other Stock-Based Awards. The Committee shall determine the terms and conditions, if any, of any Other Stock-Based Awards made under the Plan.

          (iv)  Non Stock—Based Awards.    The Committee shall have the authority in its discretion to grant to eligible Participants Awards not based on the Stock, including, without limitation, Cash Performance Awards, and other Performance Awards as deemed by the Committee to be consistent with the purposes of the Plan.

        5.     Limits on Awards under the Plan.

(a)    Number of Shares.    A maximum of 1,250,000 shares of Common Stock, subject to adjustment as provided in Section 6, may be delivered in satisfaction of Stock-Based Awards under the Plan.

(b)    Share Counting Rules.    The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. To the extent that an Award expires or is canceled, forfeited, settled in cash or otherwise terminated or concluded without a delivery to the Participant of the full number of shares to which the Award related, the undelivered shares will again be available for grant. Shares withheld in payment of the exercise price or taxes relating to an Award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to again be available for Awards under the Plan; provided, however, that, where shares are withheld or surrendered more than ten years after the date of the most recent stockholder approval of the Plan or any other transaction occurs that would result in shares becoming available under this Section 5(b), such shares shall not become available if and to the extent that it would constitute a material revision of the Plan subject to stockholder approval under then applicable rules of the national securities exchange on which the Stock is listed or the Nasdaq Stock Market, as applicable.

(c)    Type of Shares.    Common Stock delivered by the Company under the Plan may be authorized but unissued Common Stock or previously issued Common Stock acquired by the Company and held in treasury. No fractional shares of Common Stock will be delivered under the Plan.

(d)    Other Stock-Based Award Limits.    The maximum number of shares of Common Stock subject to Awards that may be granted to any person in any calendar year shall be 150,000. In addition, in no event shall the number of Awards providing for the acquisition of shares of Common Stock for a consideration less than Fair Market Value as of the date of grant or exercise of such Awards granted to all Participants in any Fiscal Year exceed 250,000. For this purpose, Fair Market Value may be determined as of a date not more than two trading days prior to the date of grant or exercise in order to facilitate compliance with the reporting requirements under Section 16 of the Act. Subject to these limitations, each person eligible to participate in the Plan shall be eligible in any year to receive Awards covering up to the full number of shares of Common Stock then available for Awards under the Plan.

(e)    Other Award Limits.    No more than $1,000,000 may be paid to any individual with respect to any Cash Performance Award or other Performance Award (other than an Award expressed in terms of shares of Common Stock or units representing Common Stock, which shall instead be subject to the limit set forth in Section 5(d) above). In applying the dollar limitation of the preceding sentence: (A) multiple Cash or other Performance Awards to the same individual that are determined by reference to performance periods of one year or less ending with or within the same fiscal year of the Company shall be subject in the aggregate to one $1,000,000 limit, and (B) multiple Cash or other Performance Awards to the same individual that are determined by reference to one or more multi-year performance periods ending in the same fiscal year of the Company shall be subject in the aggregate to separate $1,000,000 limits.

        6.     Adjustments for Recapitalizations, Mergers, Etc.

(a)    Dilution and Other Adjustments.    Notwithstanding any other provision of the Plan, in the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares, or other similar corporate change (including a Corporate Event, as defined below), an equitable adjustment shall be made, as determined by the Committee, so as to preserve, without increasing or decreasing, the value of Awards and authorizations, in (i) the maximum number or kind of shares issuable or Awards which may be granted under the Plan, (ii) the maximum number, kind or value of any Plan Awards which may be awarded or paid in general or to any one employee or to all employees in a Fiscal Year, (iii) the performance-based events or objectives applicable to any Plan Awards, (iv) any other aspect or aspects of the Plan or outstanding Awards made thereunder as specified by the Committee, or (v) any combination of the foregoing. Such adjustments shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan.

(b)    Corporate Events.    Notwithstanding the foregoing, except as may otherwise be provided in an Award agreement or a written employment agreement between the Participant and the Company which has been approved by the Committee, upon any Corporate Event, in lieu of providing the adjustment set forth in Section 6(a) above, the Committee may, in its discretion, cancel any or all vested and/or unvested Awards as of the consummation of such Corporate Event, and provide that holders of Awards so cancelled will receive a payment in respect of cancellation of their Awards based on the amount of the per share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Options and other Awards subject to exercise, the applicable exercise price; provided, however, that holders of (i) Options shall only be entitled to consideration in respect of cancellation of such Awards if the per share consideration less the applicable exercise price is greater than zero, and (ii) Performance Awards shall only be entitled to consideration in respect of cancellation of such Awards to the extent that applicable performance criteria are achieved prior to or as a result of such Corporate Event, and shall not otherwise be entitled to payment in consideration of cancelled unvested Awards. Payments to holders pursuant to the preceding sentence shall be made in cash, or, in the sole discretion of the Committee, in such other consideration necessary for a holder of an Award to receive property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time.

        7.     Miscellaneous Provisions.

(a)    The holder of a Plan Award shall have no rights as a Company shareholder with respect thereto unless, and until the date as of which, shares of Common Stock shall have been issued in respect of such Award.

(b)    Except as the Committee shall otherwise determine in connection with determining the terms of Awards to be granted or shall thereafter permit, no Plan Award or any rights or interests therein of the recipient thereof shall be assignable or transferable by such recipient except upon death to his or her Designated Beneficiary or by will or the laws of descent and distribution, and, except as aforesaid, during the lifetime of the recipient, a Plan Award shall be exercisable only by, or payable only to, as the case may be, such recipient or his or her guardian or legal representative.

(c)    All Awards granted under the Plan shall be evidenced by agreements in such form and containing and/or incorporating such terms and conditions (not inconsistent with the Plan and applicable law) in addition to those provided for herein as the Committee shall approve.

(d)    No shares of Common Stock shall be issued, delivered or transferred upon exercise or in payment of any Award granted hereunder unless and until all legal requirements applicable to the issuance, delivery or transfer of such shares have been complied with to the satisfaction of the Committee and the Company, including, without limitation, compliance with the provisions of the Securities Act of 1933, the Act and the applicable requirements of the exchanges on which the Company's Common Stock may, at the time, be listed. The Committee and the Company shall have the right to condition any issuance of shares of Common Stock made to any Participant hereunder on such Participant's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares as the Committee and/or the Company shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

(e)    The Company shall have the right to make such provision for the withholding of taxes as it deems necessary. In furtherance of the foregoing, the Company shall have the right to require, as a condition of the distribution of Awards in Common Stock, that the Participant or other person receiving such Common Stock either (i) pay to the Company at the time of distribution thereof the amount of any federal, state, or local taxes which the Company is required to withhold with respect to such Common Stock or (ii) make such other arrangements as the Company may authorize from time to time to provide for such withholding including without limitation having the number of the units of the Award cancelled or the number of the shares of Common Stock to be distributed reduced by an amount with a value equal to the value of such taxes required to be withheld. Notwithstanding the foregoing, the Committee may, in its discretion, in connection with the grant of any Award of Common Stock, authorize the Company to pay to Participant receiving the Award, a cash gross-up payment in an amount necessary to cover such federal, state or local taxes attributable to such Award and to such cash payment.

(f)    No employee or director of the Company or a Subsidiary or other person shall have any claim or right to be granted an Award under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or a Subsidiary, it being understood that all Company and Subsidiary employees who have or may receive Awards under this Plan are employed at the will of the Company or such Subsidiary and in accord with all statutory provisions.

(g)    The costs and expenses of administering this Plan shall be borne by the Company and not charged to any Award or to any employee or Participant receiving an Award.

(h)    In addition to the terms defined elsewhere herein, the following terms as used in this Plan shall have the following meanings:

        "Act" shall mean the Securities Exchange Act of 1934 as amended from time to time.

        "Cash Performance Award" shall mean a Performance Award payable in cash. The right of the Company to extinguish an Award in exchange for cash or the exercise by the Company of such right shall not make an Award otherwise not payable in cash a Cash Performance Award.

        "Corporate Event" means (i) a merger or consolidation involving the Company in which the Company is not the surviving corporation; (ii) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash; or (iii) the reorganization or liquidation of the Company.

        "Designated Beneficiary" shall mean the person or persons, if any, last designated as such by the Participant on a form filed by him or her with the Company in accordance with such procedures as the Committee shall approve.

        "Fair Market Value" of a share of Common Stock of the Company on any date shall mean the closing price of the Common Stock on the trading day coinciding with such date, or if not trading on such date, then the closing price as of the next following trading day. If shares of the Common Stock shall not have been traded on any national exchange or interdealer quotation system for more than 10 days immediately preceding such date or if deemed appropriate by the Committee for any other reason, the fair market value of shares of Common Stock shall be determined by the Committee in such other manner as it may deem appropriate.

        "Fiscal Year" shall mean the twelve-month period used as the annual accounting period by the Company and shall be designated according to the calendar year in which such period ends.

        "Internal Revenue Code" shall mean the Internal Revenue Code of 1986 and regulations thereunder as amended from time to time. References to particular sections of the Internal Revenue Code shall include any successor provisions.

        "ISO" shall mean an incentive stock option under Section 422 of the Internal Revenue Code.

        "Participant" shall mean, as to any Award granted under this Plan and for so long as such Award is outstanding, the employee to whom such Award has been granted.

        "Performance Award" shall mean an Award subject to Performance Criteria.

        "Performance Criteria" shall mean specified criteria the satisfaction of which is a condition for the exercisability, vesting or full enjoyment of an Award. For purposes of Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion shall mean an objectively determinable measure of performance relating to any of the following (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): (i) sales; revenues; assets; liabilities; costs; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or other items, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; working capital requirements; stock price; stockholder return; sales, contribution or gross margin, of particular products or services; particular operating or financial ratios; customer acquisition, expansion and retention; or any combination of the foregoing; or (ii) acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) and refinancings; transactions that would constitute a change of control; or any combination of the foregoing. A Performance Criterion measure and targets with respect thereto determined by the Committee need not be based upon an increase, a positive or improved result or avoidance of loss.

        "Restricted Stock" shall mean an Award of Stock subject to forfeiture to the Company if specified conditions are not satisfied.

        "SARs" shall mean rights entitling the holder upon exercise to receive cash or Stock, as the Committee determines, equal to a function (determined by the Committee using such factors as it deems appropriate) of the amount by which the Stock has appreciated in value since the date of the Award.

        "Stock" shall mean Common Stock of the Company, par value $.01 per share.

        "Stock-based Awards" shall mean such awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock as deemed by the Committee to be consistent with the purposes of the Plan, and shall include, without limitation, all Stock Options, SARs, Restricted Stock, Stock Unit Awards and any Performance Awards consisting of any of the foregoing.

        "Stock Options" shall mean options entitling the recipient to acquire shares of Stock upon payment of the exercise price and shall consist of ISO's and non-statutory options.

        "Stock Unit Awards" shall mean an award payable in shares of Stock. A Stock Unit Award may, but shall not be required to include a Performance Award.

        "Subsidiary" shall mean any domestic or foreign corporation, partnership, association, joint stock company, trust or unincorporated organization "affiliated " with the Company, that is, directly or indirectly, through one or more intermediaries, "controlling", "controlled by" or "under common control with", the Company.

        "Unrestricted Stock" shall mean an Award of Stock not subject to any restrictions under the Plan.

(i)    This Plan shall be governed by the laws of the Commonwealth of Massachusetts and shall be construed for all purposes in accordance with the laws of said Commonwealth except as may be required by the General Corporation Law of Delaware or by applicable federal law.

        8.     Amendments and Termination; Requisite Shareholder Approval.    The Board may at any time terminate or from time to time amend or suspend the Plan in whole or in part in such respects as the Board may deem advisable in order that Awards granted thereunder shall conform to any change in the law, or in any other respect which the Board may deem to be in the best interests of the Company; provided, however, that no amendment of the Plan shall be made without shareholder approval if shareholder approval of the amendment is at the time required by applicable law, or by the rules of the Nasdaq Stock Market or any stock exchange on which Common Stock may be listed. The Board shall have the power to amend the Plan in any manner contemplated by Section 9 deemed necessary or advisable for Awards granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the Act), to qualify as "performance-based" compensation under Section 162(m) or to comply with applicable law, and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding Awards theretofore granted under the Plan notwithstanding any contrary provisions contained in any Award agreement. In the event of any such amendment to the Plan, the holder of any Award outstanding under the Plan shall, upon request of the Board and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Board to any Award agreement relating thereto within such reasonable time as the Board shall specify in such request. With the consent of the Participant affected, the Board may amend outstanding agreements evidencing Plan Awards in a manner not inconsistent with the terms of the Plan. Notwithstanding anything contained in this Section 8 or in any other provision of the Plan, unless required by law, no action contemplated or permitted by this Section 8 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Award theretofore made under the Plan without the consent of the affected Participant.

        9.     Effective Date and Term of Plan.    This Plan was adopted on April 8, 2003. The Plan was amended on February 26, 2007, and March 22, 2007. The Plan was further amended on February 21, 2008 subject to ratification by the stockholders of the Company at the Annual Meeting of Stockholders to be held on June 4, 2008. The Plan shall remain in effect, subject to the right of the Board of Directors to further amend or terminate the Plan at any time pursuant to Section 8 hereof, until all shares subject to it shall have been purchased or acquired according to the Plan's provisions.

PROXY	UFP TECHNOLOGIES, INC.	PROXY

        The undersigned hereby appoints R. Jeffrey Bailly and Ronald J. Lataille, and each of them, acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the 2008 Annual Meeting of Stockholders of UFP Technologies, Inc. to be held on Wednesday, June 4, 2008, and at any adjournment or adjournments thereof, with all power that the undersigned would possess if personally present, and to vote all shares of stock that the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of and Proxy Statement for the Meeting in accordance with the instructions and with discretionary authority upon such other matters as may come before the Meeting. All previous proxies are hereby revoked.

        This Proxy is solicited on behalf of the Board of Directors as listed herein. It will be voted as directed by the undersigned and if no direction is indicated, it will be voted (i) for the election of the Nominees as Directors, (ii) for the proposal to amend the 1998 Director Stock Option Incentive Plan and (iii) for the proposal to amend the 2003 Incentive Plan.

Continued, and to be signed, on reverse side
(Please fill in the reverse side and mail in enclosed envelope)

☒
PLEASE MARK VOTES AS IN THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES AS DIRECTORS.

1.
ELECTION OF DIRECTORS:

  NOMINEES: RICHARD L. BAILLY, DAVID K. STEVENSON AND ROBERT W. PIERCE, JR.

  ☐
  FOR ALL NOMINEES (except as marked to the contrary)

  ☐
  WITHHOLD AUTHORITY to vote for all nominees

  Vote withheld from the following Nominee(s):

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED ABOVE.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2.

		FOR	AGAINST	ABSTAIN
2.	TO AMEND THE 1998 DIRECTOR STOCK OPTION INCENTIVE PLAN AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.	☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 3.
		FOR	AGAINST	ABSTAIN
3.	TO AMEND THE 2003 INCENTIVE PLAN AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.	☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 4.
		FOR	AGAINST	ABSTAIN
4.	IF SUBMITTED TO A VOTE OF THE COMPANY'S STOCKHOLDERS, TO ADJOURN THE ANNUAL MEETING INCLUDING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE FOREGOING PROPOSALS, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.	☐	☐	☐
		MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT		☐
(SIGNATURES SHOULD BE THE SAME AS THE NAME PRINTED HEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ATTORNEYS, AND OFFICERS OF CORPORATIONS SHOULD ADD THEIR TITLES WHEN SIGNING.)
SIGNATURE: SIGNATURE:		DATE: DATE:

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS of UFP TECHNOLOGIES, INC.
To Be Held on June 4, 2008
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CODE OF ETHICS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
Grants of Plan-Based Awards
Outstanding Equity Awards at Fiscal Year-End
Option Exercises and Stock Vested
Director Compensation
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL NO. 2 AMENDMENT OF THE COMPANY'S 1998 DIRECTOR STOCK OPTION INCENTIVE PLAN
PROPOSAL NO. 3 AMENDMENT OF THE COMPANY'S 2003 INCENTIVE PLAN
PROPOSAL NO. 4 TO ADJOURN THE ANNUAL MEETING OF STOCKHOLDERS OF UFP TECHNOLOGIES, INC.
OTHER MATTERS
  APPENDIX A
UFP TECHNOLOGIES, INC. 1998 DIRECTOR STOCK OPTION INCENTIVE PLAN (AS AMENDED FEBRUARY 24, 1999, JULY 2, 2001, FEBRUARY 28, 2002, APRIL 28, 2004, FEBRUARY 26, 2007 AND FEBRUARY 21, 2008)
  APPENDIX B
UFP TECHNOLOGIES, INC. 2003 INCENTIVE PLAN (as amended on February 21, 2008)